UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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Silicon Laboratories Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILICON LABORATORIES INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 15, 2014

TO THE STOCKHOLDERS OF SILICON LABORATORIES INC.:

You are cordially invited to attend the Annual Meeting of Stockholders of Silicon Laboratories Inc., a Delaware corporation, to be held on April 15, 2014, at 9:30 a.m. Central Time at the Lady Bird Johnson Wildflower Center, 4801 La Crosse Avenue, Austin, Texas 78739, for the following purposes, as more fully described in the Proxy Statement:

1.	To elect three Class I directors to serve on the Board of Directors until our 2017 annual meeting of stockholders, or until a successor is duly elected and qualified;

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015;

3.	To vote on an advisory (non-binding) resolution regarding executive compensation;

4.	To approve the amendments to the 2009 Stock Incentive Plan;

5.	To re-approve the material terms of the 2009 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code;

6.	To approve the amendments to the 2009 Employee Stock Purchase Plan; and

7.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

We have furnished proxy materials over the internet where you may read, print and download our annual report and Proxy Statement at the investor relations section of our website address, http://www.silabs.com. On or about March 6, 2014, we mailed to our stockholders a notice containing instructions on how to access our 2014 Proxy Statement and annual report and to vote. The notice also provides instructions on how you can request a paper copy of these documents if you desire. If you received your annual materials via email, the email contains voting instructions and links to the annual report and Proxy Statement on the internet.

Only stockholders of record at the close of business on February 19, 2014 are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices.

Whether or not you plan to attend the meeting in person, your vote is important. Instructions regarding the various methods of voting are contained on the Proxy, including voting by toll-free telephone number or the internet. If you request and receive a paper copy of the Proxy by mail, you may still vote your shares by fully completing and returning the Proxy. You may revoke your Proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your Proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

Austin, Texas	G. Tyson Tuttle
March 6, 2014	Chief Executive Officer and Director

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY AND VOTE YOUR SHARES BY TELEPHONE, BY INTERNET, OR BY COMPLETING, SIGNING, DATING, AND RETURNING A PROXY CARD AS PROMPTLY AS POSSIBLE.

SILICON LABORATORIES INC.
400 West Cesar Chavez
Austin, Texas 78701

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 15, 2014

General

The enclosed Proxy is solicited on behalf of the Board of Directors of Silicon Laboratories Inc., a Delaware corporation, for use at the Annual Meeting of Stockholders to be held on April 15, 2014 at 9:30 a.m. Central Time at the Lady Bird Johnson Wildflower Center, 4801 La Crosse Avenue, Austin, Texas 78739, or at any adjournment thereof. These proxy solicitation materials were mailed on or about March 6, 2014 to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying notice and are described in more detail in this Proxy Statement. On February 19, 2014, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 43,213,599 shares of our common stock were outstanding and no shares of our preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on February 19, 2014. The presence, in person or by proxy, of the holders of a majority of our shares entitled to vote is necessary to constitute a quorum at the Annual Meeting or at any adjournment thereof. Stockholders may not cumulate votes in the election of directors. The vote of a plurality of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors is necessary for the election of a director. The three nominees receiving the greatest number of votes at this meeting will be elected to our Board of Directors, even if less than a majority of such shares were voted for the nominees. The affirmative vote of a majority of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve Proposal Two. The affirmative vote of a majority of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve Proposal Three. The affirmative vote of a majority of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve Proposal Four. The affirmative vote of a majority of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve Proposal Five. The affirmative vote of a majority of our shares present in person or represented by proxy at the Annual Meeting and entitled to vote will be required to approve Proposal Six. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes (i.e., a Proxy submitted by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter). Abstentions and broker non-votes will be counted as present for purposes of determining a quorum for the transaction of business, but will not be counted for purposes of determining whether each proposal has been approved.

Proxies

If the enclosed form of Proxy is properly signed and returned or you properly follow the instructions for telephone or internet voting, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the Proxy does not specify how the shares represented thereby are to be voted, (i) the Proxy will be voted FOR the election of the directors proposed by the Board of Directors unless the authority to vote for the election of such directors is withheld, (ii) if no contrary instructions are given, the Proxy will be voted FOR the approval of the selection of Ernst & Young LLP as our independent registered public accounting firm, (iii) if no contrary instructions are given, the Proxy will be voted FOR the approval of resolution regarding executive compensation, (iv) if no contrary instructions are given, the Proxy will be voted FOR the approval of the amendments to the 2009 Stock Incentive Plan, (v) if no contrary instructions are given, the Proxy will be voted FOR the re-approval of the material terms of the 2009 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code, and (vi) if no contrary instructions are given, the Proxy will be voted FOR the approval of the amendments to the 2009 Employee Stock Purchase Plan. You may revoke or change your Proxy at any time before the Annual Meeting by filing either a notice of revocation or another signed Proxy with a later date with our Corporate Secretary at our principal executive offices at 400 West Cesar Chavez, Austin, Texas 78701. You may also revoke your Proxy by attending the Annual Meeting and voting in person.

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Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of Proxies by mail and the internet may be supplemented by a solicitation by telephone or other means by directors, officers, or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit Proxies other than by mail and the internet.

Deadline for Receipt of Future Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, stockholder proposals to be presented at our 2015 annual meeting of stockholders and in our proxy statement and form of proxy relating to that meeting must be received by us at our principal executive offices at 400 West Cesar Chavez, Austin, Texas 78701, addressed to our Corporate Secretary, not later than November 6, 2014, the date which is at least 120 days prior to March 6, 2015, the anniversary of the date of this Proxy Statement. These proposals must comply with applicable Delaware law, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) and the procedures set forth in our bylaws. Pursuant to our bylaws, stockholder proposals received after November 6, 2014 will be considered untimely. Unless we receive notice in the manner specified above, the proxy holders shall have discretionary authority to vote for or against any such proposal presented at our 2015 annual meeting of stockholders.

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MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

General

The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with staggered three-year terms. The term of office of the Class I Directors, Navdeep S. Sooch, Laurence G. Walker and William P. Wood, will expire at this Annual Meeting. Messrs. Sooch, Walker and Wood have been nominated to continue as Class I Directors. The three directors elected as Class I Directors at the Annual Meeting will each serve for a term of three years expiring at the 2017 annual meeting of stockholders, or until such director’s successor has been duly elected and qualified or until such director’s earlier death, resignation or removal.

The nominees for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable to serve. In the event the nominees are unable or decline to serve as directors at the time of the Annual Meeting, the Proxies will be voted for any nominees who may be designated by our present Board of Directors to fill the vacancies. Unless otherwise instructed, the Proxy holders will vote the Proxies received by them FOR the nominees named below.

Nominees for Class I Directors with a Term Expiring in 2017

Navdeep S. Sooch, 51
co-founded Silicon Laboratories in August 1996 and has served as Chairman of the Board since our inception. Mr. Sooch served as our Chief Executive Officer from our inception through the end of fiscal 2003 and served as interim Chief Executive Officer from April 2005 to September 2005. From March 1985 until founding Silicon Laboratories, Mr. Sooch held various positions at Crystal Semiconductor/Cirrus Logic, a designer and manufacturer of integrated circuits, including Vice President of Engineering. From May 1982 to March 1985, Mr. Sooch was a Design Engineer with AT&T Bell Labs. Since October 2011, Mr. Sooch has served as the CEO of Ketra, Inc., a private company in the field of solid state lighting. Mr. Sooch holds a B.S. in Electrical Engineering from the University of Michigan, Dearborn and an M.S. in Electrical Engineering from Stanford University. Mr. Sooch’s prior experience as our Chief Executive Officer as well as a semiconductor designer provides him with extensive insight into our industry and our operations and qualifies him to serve as Chairman of our Board of Directors.

Laurence G. Walker, 65
has served as a director of Silicon Laboratories since June 2003. Previously, Mr. Walker co-founded and served as Chief Executive Officer of C-Port Corporation, a pioneer in the network processor industry, which was acquired by Motorola in 2000. Following the acquisition, Mr. Walker served as Vice President of Strategy for Motorola’s Network and Computing Systems Group and then as Vice President and General Manager of the Network and Computing Systems Group until 2002. From August 1996 to May 1997, Mr. Walker served as Chief Executive Officer of CertCo, a digital certification supplier. Mr. Walker served as Vice President and General Manager, Network Products Business Unit, of Digital Equipment Corporation, a computer hardware company, from January 1994 to July 1996. From 1998 to 2007, he served on the Board of Directors of McData Corporation, a provider of storage networking solutions. From 1981 to 1994, he held a variety of other management positions at Digital Equipment Corporation. Mr. Walker holds a B.S. in Electrical Engineering from Princeton University and an M.S. and Ph.D. in Electrical Engineering from the Massachusetts Institute of Technology. Mr. Walker’s combination of independence and his experience, including past experience as an executive officer, qualifies him to serve as a member of our Board of Directors.

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William P. Wood, 58
has served as a director of Silicon Laboratories since March 1997 and as Lead Director since December 2005. Since 1996, Mr. Wood has also served as general partner of various funds associated with Silverton Partners, a venture capital firm. From 1984 to 2003, Mr. Wood was a general partner, and for certain funds created since 1996, a special limited partner, of various funds associated with Austin Ventures, a venture capital firm. Mr. Wood holds a B.A. in History from Brown University and an M.B.A. from Harvard University. Mr. Wood’s combination of independence and his experience, including past experience as an investor in numerous semiconductor and technology companies, qualifies him to serve as a member of our Board of Directors.

Other Directors

Set forth below is information concerning our other directors whose term of office continues after this Annual Meeting.

Continuing Class II Directors with a Term Expiring in 2015

Harvey B. Cash, 75
has served as a director of Silicon Laboratories since June 1997. Mr. Cash has served as general partner of InterWest Partners, a venture capital firm, since 1986. Mr. Cash currently serves on the Board of Directors of the following public companies: Ciena Corporation, a designer and manufacturer of dense wavelength division multiplexing systems for fiber optic networks; Argo Group International Holdings, Ltd., a specialty insurance company; and First Acceptance Corp, a provider of low-cost auto insurance. Mr. Cash holds a B.S. in Electrical Engineering from Texas A&M University and an M.B.A. from Western Michigan University. Mr. Cash’s independence and experience as a director of various public companies, as well as his prior operational experience as an executive, qualifies him to serve as a member of our Board of Directors.

G. Tyson Tuttle, 46
has served as a director and our Chief Executive Officer since April 2012. Mr. Tuttle served as our Chief Executive Officer and President from April 2012 to May 2013. Mr. Tuttle served as our Chief Operating Officer and Senior Vice President from May 2011 to April 2012. From January 2010 to May 2011, Mr. Tuttle served as our Chief Technical Officer. From May 2005 to December 2009, he was our Vice President and General Manager of Broadcast products including the audio and video product families. Mr. Tuttle joined Silicon Laboratories in 1997 as a senior design engineer. From 1999 to 2005, Mr. Tuttle served in a variety of product management, marketing and business leadership positions. Previously, Mr. Tuttle held senior design engineering positions at Crystal Semiconductor/Cirrus Logic and Broadcom Corporation where he focused on high-speed mixed-signal circuit design for hard disk drive read channel and Ethernet applications. Mr. Tuttle holds an M.S. in Electrical Engineering from UCLA and a B.S. in Electrical Engineering from Johns Hopkins University. Mr. Tuttle’s intimate knowledge of our company and the industry and his service as our Chief Executive Officer qualify him to serve as a member of our Board of Directors.

David R. Welland, 58
co-founded Silicon Laboratories in August 1996, has served as a Vice President and director since our inception and was appointed Fellow in March 2004. From November 1991 until founding Silicon Laboratories, Mr. Welland held various positions at Crystal Semiconductor/Cirrus Logic, a designer and manufacturer of integrated circuits, including Senior Design Engineer. Mr. Welland holds a B.S. in Electrical Engineering from the Massachusetts Institute of Technology. Mr. Welland’s years of experience as a semiconductor designer provide him with extensive insight into our operations and qualifies him to serve as a member of our Board of Directors.

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Alf-Egil Bogen, 47
has served as a director of Silicon Laboratories since October 2013. Mr. Bogen is a 20-year semiconductor veteran and one of the inventors of the highly successful AVR microcontroller. He is currently the chief executive officer and a member of the Board of Directors of Novelda AS, a privately held semiconductor company based in Norway specializing in nanoscale wireless low-power technology for ultra-high-resolution impulse radar. Prior to Novelda, he was chief marketing officer of Energy Micro AS until it was acquired by Silicon Laboratories in July 2013. Mr. Bogen also held various management positions during his 17 years at Atmel Corporation, including managing director of the AVR business unit as well as vice president of corporate marketing and chief marketing officer. He began his career at Nordic VLSI in Norway. Mr. Bogen holds an M.S. in Electrical Engineering and Computer Science from Norwegian University of Science and Technology and a B.S. in Electrical and Computing Engineering from Trondheim University College. Mr. Bogen’s combination of independence and his experience, including past experience in the semiconductor industry, qualifies him to serve as a member of our Board of Directors.

Continuing Class III Directors with a Term Expiring in 2016

William G. Bock, 63
has served as our President since June 2013. He served Silicon Laboratories as Interim Chief Financial Officer and Senior Vice President from February 2013 until June 2013. He served as Chief Financial Officer from November 2006 to July 2011 and Senior Vice President of Finance and Administration from July 2011 through December 2011. He joined Silicon Laboratories as a director in March 2000, and served as Chairman of the audit committee until November 2006 when he stepped down from the Board of Directors to assume the CFO role. Mr. Bock rejoined Silicon Laboratories’ Board of Directors in July of 2011. From 2001 to 2006, Mr. Bock participated in the venture capital industry, principally as a partner with CenterPoint Ventures. Before his venture career, Mr. Bock held senior executive positions with three venture-backed companies, Dazel Corporation, Tivoli Systems and Convex Computer Corporation. Mr. Bock began his career with Texas Instruments. Mr. Bock has served on the Board of Directors of Convio, Inc., from January 2008 until its sale to Blackbaud Inc. in April 2012. Mr. Bock currently serves on the Board of Directors of Entropic Communications and as a member of the Audit Committee. Mr. Bock holds a B.S. in Computer Science from Iowa State University and an M.S. in Industrial Administration from Carnegie Mellon University. Mr. Bock’s extensive financial and executive experience and his in-depth knowledge of Silicon Laboratories qualify him to serve as a member of our Board of Directors.

R. Ted Enloe III, 75
has served as a director of Silicon Laboratories since April 2003. Mr. Enloe is currently the Managing General Partner of Balquita Partners, Ltd., a family investment firm. Mr. Enloe formerly served as Vice Chairman and member of the office of chief executive of Compaq Computer Corporation. He also served as President of Lomas Financial Corporation and Liberté Investors for more than 15 years. Mr. Enloe co-founded a number of other publicly held firms, including Capstead Mortgage Corp., Tyler Cabot Mortgage Securities Corp., and Seaman’s Corp. Mr. Enloe currently serves on the Board of Directors of Leggett & Platt, Inc. and Live Nation, Inc. Mr. Enloe holds a B.S. in Engineering from Louisiana Polytechnic University and a J.D. from Southern Methodist University. Mr. Enloe’s combination of independence, qualification as an audit committee financial expert and his experience, including past experience as an executive officer and current and past experience as a director of various public companies, qualifies him to serve as a member of our Board of Directors.

Jack R. Lazar, 48
has served as a director of Silicon Laboratories since April 2013. Mr. Lazar is currently the Chief Financial Officer of GoPro, a leading provider of wearable and mountable camera products. From January 2013 to January 2014, he was an independent business and financial consultant. Mr. Lazar previously served as Senior Vice President, Corporate Development and General Manager of Qualcomm Atheros from May 2011 to January 2013. From September 2003 until the acquisition of Atheros by Qualcomm in May 2011, Mr. Lazar served as Chief Financial Officer and Secretary of Atheros Communications, Inc., a publicly traded provider of communications semiconductor solutions. Mr. Lazar also served Atheros as Vice President of Corporate Development from February 2008 and Senior Vice President of Corporate Development from November 2010 until the acquisition by Qualcomm. From May 2002 to September 2003, Mr. Lazar was an independent business and financial consultant. From August 1999 to May 2002, Mr. Lazar served in a variety of positions at NetRatings, Inc., a publicly traded Internet audience measurement and analysis company, most recently as Executive Vice President of Corporate Development, Chief Financial Officer and Secretary. Previously, Mr. Lazar held a variety of executive and management positions at Apptitude, Electronics for Imaging and Price Waterhouse. Mr. Lazar currently serves on the Board of Directors of TubeMogul, a private brand focused video marketing company. Mr. Lazar is a Certified Public Accountant and holds a B.S. in Commerce with an emphasis in Accounting from Santa Clara University. Mr. Lazar’s combination of independence and his experience, including past experience as an executive officer, qualifies him to serve as a member of our Board of Directors.

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Board Leadership/Independence

The Board of Directors separates the role of Chairman of the Board from the role of Chief Executive Officer. The Board of Directors has also designated Mr. Wood as the Lead Director. The Lead Director’s duties include presiding over executive sessions of the Company’s independent directors and serving as principal liaison between the non-employee directors, the Chief Executive Officer and the Chairman of the Board on sensitive issues. The Board believes that the appointment of the Lead Director and the separation of the Chairman and CEO roles currently provides the most efficient and effective leadership model for the Company as it encourages free and open dialogue regarding competing views and provides for strong checks and balances. Specifically, the balance of powers among our Chief Executive Officer, Chairman of the Board and Lead Director facilitates the active participation of our independent directors and enables our Board of Directors to provide more effective oversight of management. The Board of Directors has determined that Messrs. Cash, Enloe, Lazar, Sooch, Walker and Wood are each independent as defined in the applicable Marketplace Rules of The NASDAQ Stock Market, Inc. Independent directors met in executive session without the Chief Executive Officer and other non-independent directors present on five occasions during fiscal 2013.

Committees and Meetings

During fiscal 2013, our Board of Directors held seven meetings. Our Board of Directors has an Audit Committee, Compensation Committee, Equity Award Committee and a Nominating and Corporate Governance Committee. During fiscal 2013, each incumbent director attended or participated in substantially all of the aggregate of (i) the meetings of the Board of Directors and (ii) the meetings held by all committees of the Board of Directors on which such director served.

Audit Committee. The Audit Committee is responsible for matters relating to the selection of our independent registered public accounting firm, the scope of the annual audits, the fees to be paid to the independent registered public accounting firm, the performance of our independent registered public accounting firm, compliance with our accounting and financial policies, and management’s procedures and policies relative to the adequacy of our internal accounting controls. The members of the Audit Committee are Messrs. Enloe, Walker, Wood, and Lazar. Mr. Enloe serves as Chairman of the Audit Committee. The Board of Directors has determined that Mr. Enloe and Mr. Lazar are each qualified as an audit committee financial expert pursuant to Item 407 of Regulation S-K and as a financially sophisticated audit committee member under Rule 5605(c)(2)(A) of the Marketplace Rules of The NASDAQ Stock Market, Inc. The Board of Directors has also determined that each of the members of the Audit Committee is independent as defined in the applicable Marketplace Rules of The NASDAQ Stock Market, Inc. and Rule 10A-3 under the Securities Exchange Act of 1934. The Board of Directors has adopted a written charter for the Audit Committee, a current copy of which is located on our internet website under the “Investor Relations” page. Our internet website address is http://www.silabs.com. See Appendix II for a copy of the Audit Committee charter. The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. The Audit Committee held six meetings during fiscal 2013.

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Compensation Committee. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding our compensation policies and all forms of compensation to be provided to our executive officers and other employees. In addition, the Compensation Committee has authority to administer our stock incentive and stock purchase plans. The members of the Compensation Committee are Messrs. Cash, Walker, and Wood and the Board of Directors has determined that each of the members of the Compensation Committee is independent as defined in the applicable Marketplace Rules of The NASDAQ Stock Market, Inc. Mr. Walker serves as Chairman of the Compensation Committee. The Board of Directors has adopted a written charter for the Compensation Committee, a current copy of which is located on our internet website under the “Investor Relations” page. Our internet website address is http://www.silabs.com. The Compensation Committee held nine meetings during fiscal 2013.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee focuses on issues related to the composition, practices and operations of the Board of Directors. In addition, the Nominating and Corporate Governance Committee has the authority to consider candidates for the Board of Directors recommended by stockholders and to determine the procedures with respect to such stockholder recommendations. The members of the Nominating and Corporate Governance Committee are Messrs. Cash, Enloe, and Walker and the Board of Directors has determined that each member is independent as defined in the applicable Marketplace Rules of The NASDAQ Stock Market, Inc. Mr. Enloe serves as Chairman of the Nominating and Corporate Governance Committee. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee, a current copy of which is available on our internet website under the “Investor Relations” page. The Nominating and Corporate Governance Committee recommended, and the Board of Directors approved, the Corporate Governance Policy, which is also located on our internet website under the “Investor Relations” page. Our internet website address is http://www.silabs.com. The Nominating and Corporate Governance Committee held three meetings during fiscal 2013.

Director Nomination

In evaluating potential director candidates, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors and seeks to ensure that at least a majority of the directors are independent under the applicable Marketplace Rules of The NASDAQ Stock Market, Inc. The Nominating and Corporate Governance Committee selects director nominees based on their personal and professional integrity, depth and breadth of experience, ability to make independent analytical inquiries, understanding of our business, willingness to devote adequate attention and time to duties of the Board of Directors and such other criteria as is deemed relevant by the Nominating and Corporate Governance Committee. The Company’s Corporate Governance Policy (approved by the Board of Directors) provides that the backgrounds and qualifications of the directors, considered as a group, should provide a diverse mix of experience, knowledge and skills. The Company does not have any other formal policy with respect to the diversity of our directors. The Nominating and Corporate Governance Committee considers the effectiveness of this policy and the effectiveness of the Board of Directors generally in the course of nominating directors for election.

In identifying potential director candidates, the Nominating and Corporate Governance Committee relies on recommendations made by current directors and officers. In addition, the Nominating and Corporate Governance Committee may engage a third party search firm to identify and recommend potential candidates. Finally, the Nominating and Corporate Governance Committee will consider candidates recommended by stockholders.

Any stockholder wishing to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee must provide written notice not later than November 6, 2014 to the Corporate Secretary at our principal executive offices located at 400 West Cesar Chavez, Austin, Texas 78701. Any such notice should clearly indicate that it is a recommendation of a director candidate by a stockholder and must set forth (i) the name, age, business address and residence address of the recommended candidate, (ii) the principal occupation or employment of such recommended candidate, (iii) the class and number of shares of the corporation which are beneficially owned by such recommended candidate, (iv) a description of all understandings or arrangements between the stockholder and the recommended candidate and any other person or persons pursuant to which the recommendations are to be made by the stockholder and (v) any other information relating to such recommended candidate that is required to be disclosed in solicitations of proxies for the election of directors.

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In addition, such notice must contain (i) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting, (ii) the name and address, as they appear on the corporation’s books, of the stockholder proposing such nomination, (iii) the class and number of shares of the corporation that are beneficially owned by such stockholder, (iv) any material interest of the stockholder in such recommendation and (v) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in such stockholder’s capacity as proponent of a stockholder proposal. Assuming that a stockholder recommendation contains the information required above, the Nominating and Corporate Governance Committee will evaluate a candidate recommended by a stockholder by following substantially the same process, and applying substantially the same criteria, as for candidates identified through other sources.

Attendance at Annual Meetings

The Board of Directors encourages all directors to attend our annual meetings of stockholders if practicable. All of the directors in office at the time of the annual meeting of stockholders held on April 16, 2013 attended such meeting.

Stockholder Communications with the Board of Directors

The Board of Directors maintains a process for stockholders to communicate with the Board of Directors or with individual directors. Stockholders who wish to communicate with the Board of Directors or with individual directors should direct written correspondence to our Corporate Secretary at our principal executive offices located at 400 West Cesar Chavez, Austin, Texas 78701. Any such communication must contain (i) a representation that the stockholder is a holder of record of stock of the corporation, (ii) the name and address, as they appear on the corporation’s books, of the stockholder sending such communication and (iii) the class and number of shares of the corporation that are beneficially owned by such stockholder. The Corporate Secretary will forward such communications to the Board of Directors or the specified individual director to whom the communication is directed unless such communication is deemed unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all officers, directors, employees and consultants. Our Code of Business Conduct and Ethics is located on our website under the “Investor Relations” page. Our website address is http://www.silabs.com.

Risk Management

Our Board of Directors oversees our management, which is responsible for the day-to-day issues of risk management. Such oversight is facilitated in large part by the Audit Committee, which receives reports from management, the internal audit team, and the Company’s independent registered public accounting firm. In addition, members of management (including the Chief Executive Officer, Chief Financial Officer, and General Counsel) may also report directly to the Board of Directors on significant risk management issues.

Director Compensation and Indemnification Arrangements

Under the 2009 Stock Incentive Plan, on the date of each annual meeting of stockholders, the Board of Directors grants each continuing non-employee director an RSU award that shall vest on approximately the first anniversary of the date of grant at no cost covering a number of shares of the Company’s common stock equal to $150,000 (or $225,000 for the Chairperson of the Board) divided by the fair market value of the Company’s common stock as of the date of grant; provided that any former employee of the Company must have served as a non-employee director for at least six months in order to receive such award. As Chairman of the Board, Mr. Sooch received a grant of 5,319 RSUs on the date of the 2013 annual meeting of stockholders. Messrs. Cash, Enloe, Lazar, Walker and Wood each received a grant of 3,546 RSUs on the date of the 2013 annual meeting of stockholders.

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We pay our non-employee directors cash compensation consisting of (i) $25,000 per person per year, (ii) an additional $2,000 per regular meeting of the Board of Directors, (iii) an additional $20,000 per year for the Chairman of the Audit Committee, (iv) an additional $5,000 per year for each Audit Committee member (excluding the Chairman), (v) an additional $20,000 per year for the Chairman of the Compensation Committee, (vi) an additional $5,000 per year for the Chairman of the Nominating and Corporate Governance Committee, (vii) an additional $10,000 per year for the Lead Director and (viii) an additional $20,000 per year for the Chairman of the Board. Payments under the cash compensation plan are generally paid in equal quarterly installments on the last day of each fiscal quarter.

During fiscal 2013 directors were each paid the annual fee of $25,000 and a per meeting fee of $2,000 for each regular board meeting attended, pursuant to the cash compensation plan. Mr. Enloe was paid $20,000 for his service as Chairman of the Audit Committee. Members of the Audit Committee were each paid $5,000 for their services on such committee. Further, Mr. Enloe received $5,000 for his service as Chairman of the Nominating and Corporate Governance Committee, Mr. Walker received $20,000 for his service as Chairman of the Compensation Committee, Mr. Wood received $10,000 for his service as Lead Director and Mr. Sooch received $20,000 for his service as Chairman of the Board. Fees were pro-rated if the individual served less than the full year.

Our certificate of incorporation limits the personal liability of our directors for breaches by them of their fiduciary duties. Our bylaws require us to indemnify our directors to the fullest extent permitted by Delaware law. We have also entered into indemnification agreements with all of our directors and have purchased directors’ and officers’ liability insurance.

In addition to the above compensation, we also reimburse non-employee directors for all reasonable out-of-pocket expenses incurred for attending board and committee meetings.

The following table provides summary information on compensation earned by each non-employee member of our Board of Directors in fiscal 2013.

DIRECTOR COMPENSATION TABLE FOR FISCAL 2013

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
William G. Bock	5,611	-	5,611
Alf-Egil Bogen	9,095	-	9,095
Harvey B. Cash	33,000	149,996	182,996
R. Ted Enloe III	60,000	149,996	209,996
Jack R. Lazar	29,401	149,996	179,397
Kristen M. Onken	7,500	-	7,500
Navdeep S. Sooch	55,000	224,994	279,994
Laurence G. Walker	60,000	149,996	209,996
William P. Wood	50,000	149,996	199,996

(1)
Amounts shown do not reflect compensation actually received by the director, but represent the grant date fair value as determined pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation (“ASC Topic 718”). The assumptions underlying the calculation are discussed under Note 13, Stock-Based Compensation, of the Company’s Form 10-K for the fiscal year ended December 28, 2013.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR the election of the Nominees for Class I Directors as listed above.

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PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed the firm of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2015. Ernst & Young LLP has audited our financial statements since our inception in 1996. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal 2013 and 2012:

	2013 ($)	2012 ($)
Audit fees	1,237,500	1,121,000
Audit-related fees	5,400	4,000
Tax fees	55,000	-
All other fees	2,160	2,160
Total	1,300,060	1,127,160

Audit Fees. Audit fees relate to services rendered in connection with the audits of the annual consolidated financial statements and attestation of management’s report on internal controls over financial reporting included in our Form 10-K, the quarterly reviews of financial statements included in our Form 10-Q filings, fees associated with SEC registration statements, assistance in responding to SEC comment letters, accounting consultations related to audit services and statutory audits required internationally.

Audit-Related Fees. Audit-related fees include services for assurance and other related services, such as consultations concerning financial accounting and reporting matters and due diligence related to mergers and acquisitions.

Tax Fees. Tax fees include services for tax compliance, research and technical tax advice.

All Other Fees. All other fees include the aggregate fees for products and services provided by Ernst & Young LLP that are not reported under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

The Audit Committee is authorized by its charter to pre-approve all auditing and permitted non-audit services to be performed by our independent registered public accounting firm. The Audit Committee reviews and approves the independent registered public accounting firm’s retention to perform attest services, including the associated fees. The Audit Committee also evaluates other known potential engagements of the independent registered public accounting firm, including the scope of the proposed work and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence from management. At subsequent meetings, the Committee will receive updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. The Committee has delegated to the Chairman of the Audit Committee the authority to evaluate and approve engagements on behalf of the Committee in the event that a need arises for pre-approval between Committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full Audit Committee at its next meeting. During fiscal 2013, all such services were pre-approved in accordance with the procedures described above.

Our Audit Committee has reviewed the fees described above and believes that such fees are compatible with maintaining the independence of Ernst & Young LLP.

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Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm is not required by our bylaws or other applicable legal requirement. However, the appointment of Ernst & Young LLP is being submitted to the stockholders for ratification. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain the firm. Even if the appointment is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be appropriate.

Recommendation of the Board of Directors

Upon the recommendation of our Audit Committee, our Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending January 3, 2015.

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PROPOSAL THREE: ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission.

This vote is advisory, and, therefore, not binding on the Company, the Compensation Committee, or our Board of Directors. However, our Board of Directors and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the compensation of the Named Executive Officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

As described in detail under the heading “Executive Compensation – Compensation Discussion and Analysis,” our executive compensation program is designed to attract, motivate, and retain the Named Executive Officers, who are critical to our success. Under this program, the Named Executive Officers are rewarded for the achievement of strategic and operational objectives and the realization of increased stockholder value. Please read the Compensation Discussion and Analysis and the accompanying compensation tables beginning on page 45 of this Proxy Statement for additional information about our executive compensation program, including information about the compensation of the Named Executive Officers in 2013.

The Compensation Committee regularly reviews our executive compensation program to ensure that it achieves the desired goal of aligning our executive compensation structure with the interests of our stockholders and current market practices.

We are asking our stockholders to indicate their support for the compensation of the Named Executive Officers as described in this Proxy Statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of the Named Executive Officers. Please note that this vote is not intended to address any specific item of compensation, but rather the overall compensation of the Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement.

We will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed in this Proxy Statement is hereby approved.”

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR approval of the above resolution.

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PROPOSAL FOUR: PROPOSAL TO APPROVE AMENDMENTS TO THE 2009 STOCK INCENTIVE PLAN

Proposal

Our stockholders are being requested to approve amendments to the 2009 Stock Incentive Plan (the “2009 Plan”) to authorize three million, one hundred thousand (3,100,000) additional shares of common stock for issuance under the 2009 Plan, to comply with changes in applicable law, improve the Company’s corporate governance and to implement other best practices.

Our Board of Directors believes the continued ability to grant equity awards is a necessary and essential recruiting and retention tool for the Company to attract and retain the high-caliber employees, officers and directors critical to the Company’s success. In order to have an appropriate supply of shares available for equity awards under the 2009 Plan to recruit, hire, and retain the talent necessary to achieve strong performance in the future, our Board of Directors believes the Company will need to reserve under the 2009 Plan the additional shares for which stockholder approval is being sought.

The 2009 Plan is the Company’s only active employee equity plan (other than its Employee Stock Purchase Plan), and as of February 19, 2014, we had approximately 940,631 shares remaining for issuance under the 2009 Plan.

As of February 19, 2014, there were 897,869 options outstanding in aggregate under the 2009 Plan with a weighted average exercise price of $34.14 and a weighted average remaining term of 1.99 years, and 2,121,192 full value awards that were unvested and outstanding. Shares under the Company’s 2009 Employee Stock Purchase Plan have been excluded from the above share totals.

Material Changes to the 2009 Plan

The following summary highlights the proposed material changes to the 2009 Plan.

●
The number of shares reserved for issuance pursuant to awards granted under 2009 Plan has been increased by three million, one hundred thousand (3,100,000) additional shares to nine million, nine hundred thousand (9,900,000) shares.

●
For share counting reasons, the aggregate share reserve under the 2009 Plan set forth in the preceding bullet has been divided into two separate share pools- the Prior Pool and the New Pool (as further described below under “Shares Reserved for Issuance under 2009 Plan”), and the number of shares available for grant under each of the share pools will be counted separately. Awards granted under the 2009 Plan will reduce the share pool under which the Award was granted by a specified number of shares depending on the type of award that is granted, as further described below under “Shares Reserved for Issuance under 2009 Plan.”

●
The share counting provision in the 2009 Plan has been amended to clarify that certain shares will be counted against the maximum number of shares reserved for issuance and will not be returned to the 2009 Plan for future awards.

●	The automatic expiration date of the 2009 Plan has been eliminated.

●	The definition of change in control has been clarified to exclude certain types of transactions.

●
A “clawback” provision has been added permitting the Company to recover from participants awards or payments made under the 2009 Plan as may be required under the Dodd-Frank Act or pursuant to such other policy as may be imposed by the Company.

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Key Terms of the Plan at a Glance

The following is a summary of the key provisions of the 2009 Plan, as set forth and stated herein.

Plan Term:	The 2009 Plan, as amended, will become effective on the date the stockholders approve the 2009 Plan and will continue in effect until terminated by the Board of Directors.
Eligible Participants:
Employees, non-employee directors, and consultants of the Company and subsidiary or affiliate generally are eligible to receive each type of award offered under the 2009 Plan.

Only employees of the Company or a subsidiary are eligible to receive “incentive stock options,” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (ISOs), under the 2009 Plan.

Shares Available for Awards:
9,900,000 shares of common stock over the term of the 2009 Plan, subject to adjustment in the event of certain changes in the capitalization of the Company, shall be comprised of the following two pools of shares:

(1) 6,800,000 shares in the Prior Pool – the number of shares that were reserved for issuance prior to the proposed amendments, of which 940,631 shares remained available as of February 19, 2014, and

(2) 3,100,000 shares in the New Pool – the number of shares by which the share pool is proposed to be increased in connection with the proposed amendments to the 2009 Plan.

Please see the discussion under “Shares Reserved for Issuance under 2009 Plan” on the counting of the shares reserved for issuance under each of the share pools. If the amendments are approved by our stockholders, approximately 4,040,631 shares of common stock would be available for the grant of new awards under the 2009 Plan as of February 19, 2014.

●           940,631 of the available shares (which represent the number of shares remaining available for new awards under the Prior Pool) for the grant of new awards will be reduced by 1.55 shares for each share subject to the any full value award granted under the Prior Pool and by 1 share for each share subject to any option or SAR granted under the Prior Pool, and

●           3,100,000 of the available shares (which represent the number of shares reserved for grants under the New Pool) for the grant of new awards will be reduced by one (1) share for each share subject to the full value each type of award granted under the New Pool.

Award Types	(1) Options (2) Restricted stock (3) Restricted stock units (4) Stock appreciation rights (5) Performance-based awards (6) Other share-based awards

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Award Terms (Exercisability Period):
Options and Stock Appreciation Rights (SARs) have a term of no longer than 10 years.

ISOs granted to ten percent owners will have a term of no longer than five years.

All other awards have the terms set forth in the applicable award agreement and in the 2009 Plan.

ISO Limits:	No more than the maximum number of shares reserved for issuance may be issued upon the exercise of ISOs granted under the 2009 Plan.
162(m) Share Limits:
Section 162(m) of the Code requires, among other things, that the maximum number of shares awarded to an individual during a specified period must be approved by the stockholders in order for the awards granted under the plan to be eligible for treatment as performance-based compensation that will not be subject to the $1 million limitation on tax deductibility for compensation paid to certain specified senior executives.

Accordingly, the 2009 Plan limits awards granted to an individual participant in any fiscal year to:

(1) No more than 1,000,000 shares subject to any award;

(2) No more than $30,000,000 payable in cash with respect to any award.

Vesting:	Determined by the Compensation Committee within limits set forth in the 2009 Plan.
Not Permitted:
(1)       Repricing or reducing the exercise price of a share option or SAR below the per share exercise price as of the date of grant without stockholder approval.

(2)       Canceling, surrendering or substituting any outstanding option or SAR in exchange for (i) the grant of a new award option or SAR with a lower exercise price, or (ii) other awards or a cash payment at a time when the exercise price of the option or SAR is greater than the fair market value of the shares.

(3)       Adding shares back to the number of shares available for issuance when (i) shares covered by an award are tendered or withheld in payment of the purchase price or tax withholding for the exercise or settlement of an award, (ii) shares are not issued or delivered as a result of net settlement of an outstanding award, and (iii) shares are repurchased on the open market with the proceeds of the exercise of an option.

Summary of the 2009 Plan

The following summary of certain material features of the 2009 Plan is qualified in its entirety by reference to the 2009 Plan, which is attached to this proxy statement as Appendix III.

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Purpose of 2009 Plan

The purposes of the 2009 Plan are to attract and retain the best available personnel, to provide additional incentives to our employees, non-employee directors and consultants, and to promote the success of our business by linking the personal interests of the employees, non-employee directors and consultants to those of our stockholders by providing such individuals with an incentive for outstanding performance to generate superior returns to our stockholders.

Shares Reserved for Issuance under 2009 Plan

Share Pools. As proposed, the total number of shares of our common stock that will be authorized and available for issuance pursuant to awards granted under the 2009 Plan if the amendments are approved by our stockholders, is 9,900,000 shares, subject to adjustment in the event of specified capitalization events of the Company. The share reserve consists of (1) 6,800,000 shares, Awards granted with respect to shares that the number of shares that were reserved for issuance prior to the proposed amendments, of which 940,631 shares remained available as of February 19, 2014 (the “Prior Pool”) and (2) 3,100,000 shares, the number of shares by which the aggregate share reserve is proposed to be increased in connection with the proposed amendments to the 2009 Plan (the “New Pool”).

Share Pool Counting. The number of shares available for grant pursuant to the 2009 Plan under each of the share pools is counted separately. In order to track the separate share pool reserves, we are adopting granting and documentation practices that will identify the share pool under which the Award was granted and implementing administrative counting procedures that will allow the Company to maintain a record of the number of shares reserved under each of the share pools.

Prior Plan Share Counting. Awards granted with respect to shares reserved under the Prior Pool will reduce the total share pool as follow: (1) Options and SARs will reduce the share pool by one share for every share subject to the award, and (2) “Full value” awards will reduce the share pool by 1.55 shares for every share subject to the award. (A full value award is an award other than an award for which the participant is required to pay (or the value of the amount payable under the award is reduced by) an amount equal to or exceeding the fair market value of the underlying shares determined on the date of grant, such as a restricted stock award or restricted stock unit.)

New Pool Share Counting. Each type of award that is granted with respect to shares reserved under the New Pool will reduce the share pool by one (1) share for every share subject to the award.

Shares Reissuable Under 2009 Plan. To the extent that an award granted under the 2009 Plan terminates, expires, lapses for any reason, or is settled in cash, any shares subject to the award will again be available for the grant of an award pursuant to the 2009 Plan.

If the awards were granted with respect to shares reserved under the Prior Pool, any shares that become available for the grant of new awards, for the above reasons, will be added back to the Prior Pool as one (1) share if the shares subject to the original awards were options or stock appreciation rights, and as 1.55 shares if the shares were subject to the original awards were full value awards.

If the awards were granted with respect to shares reserved under the New Pool, any shares that become available for the grant of all types of new awards for the above reasons, will be added back to the New Pool as one (1) share.

Shares Not Reissuable Under 2009 Plan. The following shares will be deducted from the aggregate number of shares available for future awards: (i) shares tendered by a participant or withheld by the Company to satisfy the grant or exercise pre or tax withholding obligation under an award; (ii) shares not issued or deliver as a result of the net settlement of an award and (iii) shares repurchased by the Company on the open market with the proceeds of the exercise price from options.

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Award Limits for Code Section 162(m) Awards

Under Section 162(m) of the Internal Revenue Code, no deduction is allowed in any taxable year of our company for compensation in excess of $1,000,000 paid to our chief executive officer and the three other highest compensated executive officers of our company (other than the chief financial officer). An exception to this rule applies to compensation that is paid pursuant to a plan approved by stockholders and that specifies, among other items, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under the plan during a specified period, and such options are granted with an exercise or strike price equal to at least fair market value as of the date of grant, and in the case of full value awards, the plan specifies the maximum amount of compensation that may be paid to an employee during a specified period, and the payment of such award is subject to satisfaction of specified performance objectives. For additional information regarding performance-based awards intended to comply with Section 162(m) of the Internal Revenue Code and the applicable performance goals and criteria that may be established for such awards, please refer to the discussion under the heading “Performance-Based Awards to Covered Employees,” below.

In any calendar year, the maximum number of shares with respect to one or more awards that may be granted to any one participant during the year under the 2009 Plan is 1,000,000 shares, subject to adjustment in the event of specified capitalization events of our company, and the maximum amount that may be paid in cash during any calendar year with respect to any award is $30 million. To the extent required by Section 162(m) of the Internal Revenue Code, if any award is canceled, the shares subject to the cancelled award will continue to count against the maximum number of shares with respect to which an award may be granted to a participant.

Awards

Under the 2009 Plan, the following awards may be granted: stock options (including “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code), stock appreciation rights, and awards of performance shares, performance stock units, restricted stock units, performance-based awards, and other awards (collectively, all such grants are referred to as “awards”).

Eligibility

Incentive stock options may be granted only to our employees and to employees of any of our subsidiaries. Awards other than incentive stock options may be granted to our non-employee directors and to employees of, and consultants to, the Company and any of its affiliates. As of February 19, 2014, seven non-employee directors, and approximately 1,034 employees would be eligible to participate in the 2009 Plan.

Administration

The 2009 Plan provides that it will be administered by our Board of Directors, unless the Board of Directors elects to delegate administration responsibilities to a committee. (In this Proxy Statement, we will refer to the Board of Directors or the committee to which administration of the 2009 Plan has been delegated as the “Committee”). Unless otherwise determined by our Board of Directors, the 2009 Plan requires that any committee to which administration responsibilities are delegated must consist solely of two or more members of our Board of Directors each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a “non-employee director” satisfying the requirements of Section 16 of the Securities Exchange Act of 1934, as amended and an “independent director” under the NASDAQ rules (or other principal securities market on which our common stock is traded). The Committee has the sole authority to grant awards and sole and exclusive discretion to interpret and administer the 2009 Plan. The Committee determines the eligible individuals who will receive grants and the precise terms of the grants (including accelerations or waivers of any restrictions, and the conditions under which such accelerated vesting or waivers occur, such as in connection with a participant’s death, subject to certain limitations in the case of performance-based awards that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Internal Revenue Code). The decisions of the Committee will be final and binding on all holders of awards. To the extent permitted by applicable law, our Board of Directors also may delegate to a committee of one or more members of our Board of Directors or one or more officers of our company the authority to grant or amend awards to participants other than employees who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, employees subject to Section 162(m) of the Internal Revenue Code, or officers or directors of our company to whom authority to grant or amend awards has been delegated.

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Stock Options

The 2009 Plan authorizes the grant of incentive stock options, which are intended to satisfy the requirements of Section 422 of the Internal Revenue Code, and non-qualified stock options, which do not satisfy the requirements of Section 422 of the Code. The exercise price of stock options granted under the 2009 Plan may not be less than 100% (or higher in the case of certain incentive stock options) of the fair market value of a share of our common stock on the date of grant. While the shares are traded on an established stock exchange, “fair market value” means, as of any given date, the closing price of a share as quoted on the principal exchange on which the shares are listed for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred. As of February 19, 2014, the fair market value of a share of our common stock was $48.13. However, for purposes other than for determining the exercise or grant price of an award, the Committee has the authority to use a different definition of fair market value. The Committee may not, absent the approval of the stockholders, reduce the exercise price of any outstanding options. Options granted under the 2009 Plan will vest at the rate specified by the Committee. No stock option will be exercisable more than ten years after the date it is granted. Generally, upon termination of employment (other than by reason of death or disability), a participant will have a period of three months in which to exercise any incentive stock options that were vested as of the date of employment termination and any unvested options will be forfeited. Upon a termination of a participant’s employment due to death or disability, incentive stock options will generally expire one year after the date employment terminates.

The Committee determines the methods by which the exercise price of options is paid, including the following: in cash, in shares, or in other property that is acceptable to the Committee. An option may also be exercised through a broker-dealer sale and remittance procedure pursuant to which the participant effects a same-day exercise of the option and sale of the purchased shares in order to cover the exercise price for the purchased shares and the applicable withholding taxes. In addition, the Committee may provide financial assistance to a participant who wishes to exercise his or her outstanding options, provided that the participant is not an executive officer or member of the Board, by allowing the participant to deliver an interest-bearing promissory note in the amount of the exercise price and any associated withholding taxes.

Restricted Stock Awards

An award of restricted stock is a direct grant of common stock, subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the underlying shares or the right to receive dividends with respect to the underlying shares). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the award or thereafter. Generally, any shares subject to restrictions are forfeited upon termination of employment, though such restrictions may be waived in whole or part by the Committee. The price that participants will pay for each share of restricted stock will be set by the Committee and will be paid in a form approved by the Committee, which may be cash, services rendered or to be rendered to our company or an affiliate of our company, or in another form of payment.

Stock Appreciation Rights

Stock appreciation rights or “SARs,” typically provide for payments to the holder based upon increases in the price of our shares from the date the SAR was granted to the date that the right is exercised. The Committee may elect to settle exercised SARs in cash, in shares, or in a combination of cash and shares. The grant price of a SAR may not be less than the fair market value of a share on the date of grant of the SAR. No SAR will be exercisable more than ten years after the date it is granted. Upon termination of a participant’s employment (other than by reason of death or retirement), a SAR will generally be subject to the same conditions as apply to stock options.

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Other Awards

Performance Share Awards. Performance share awards are awards of shares that may be linked to any one or more of the performance criteria determined appropriate by the Committee, and that may be measured on a specified date or dates or over any period or periods determined by the Committee. If and when the performance shares vest (or such later date determined by the Committee and as set forth in the agreement evidencing the award), the participant will be issued one unrestricted, fully transferable share for each performance share that vests on such date and not previously forfeited.

Performance Stock Unit. Performance stock unit awards are awards denominated in unit equivalent of shares and/or units of value including dollar value of shares that may be linked to any one or more of the performance criteria determined appropriate by the Committee, and that may be measured on a specified date or dates or over any period or periods determined by the Committee. On the vesting date (or such later date determined by the Committee and set forth in the agreement evidencing the award), the participant will be issued one unrestricted, fully transferable share for each performance stock unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a performance stock unit may be made in cash (in an amount reflecting the fair market value of the shares that would have been issued) or any combination of cash and shares, as determined by the Committee, in its sole discretion. The Committee may authorize dividend equivalents to be paid on outstanding performance stock units. Dividend equivalents are rights to receive the equivalent value, in cash or shares, or a combination of both cash and shares, of dividends paid on shares that are subject to an award. If dividend equivalents are authorized to be paid, they may be paid in either cash or shares or a combination of both cash and shares at the time dividends are declared on the shares or at the time the awards vest, in the discretion of the Committee.

Restricted Stock Unit. Restricted stock units are denominated in unit equivalent of shares and are typically awarded to participants without payment of consideration. They are subject to vesting conditions based upon a schedule or performance criteria established by the Committee. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the restricted stock units have vested. In addition, recipients of restricted stock units generally have no voting or dividend rights until the vesting conditions are satisfied. Restricted stock units may be settled in shares, cash or a combination of both. On the vesting date (or such later date as determined by the Committee and set forth in the agreement evidencing the award), the participant will be issued one unrestricted, fully transferable share for each restricted stock unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a restricted stock unit may be made in cash (in an amount reflecting the fair market value of shares that would have been issued) or any combination of cash and shares, as determined by the Committee, in its sole discretion. The Committee may authorize dividend equivalents to be paid on outstanding restricted stock units. If dividend equivalents are authorized to be paid, they may be paid in cash or shares at the time dividends are declared on the shares or at the time the awards vest, in the discretion of the Committee.

Other Awards. The Committee is authorized under the 2009 Plan to make any other award that is not inconsistent with the provisions of the 2009 Plan and that by its terms involves or might involve the issuance of shares, or of a right vesting based on the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or the issuance of any other security with the value derived from the value of the shares.

Termination of Employment. An award of performance shares, performance stock units, restricted stock units or any other award may generally only be exercisable or payable while the participant is an employee, consultant or director, as applicable. However, the Committee may also provide that these awards may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a change in control of our company, or because of the participant’s retirement, death or disability.

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Performance-Based Awards to Covered Employees

Performance-based awards include awards other than options or SARs which comply with IRS requirements under Section 162(m) of the Internal Revenue Code for performance-based compensation. The Committee may designate employees as “covered employees” (our chief executive officer and our three other highest compensated executive officers other than our chief financial officer) whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant to such covered employees awards that are paid, vest or become exercisable upon the attainment of company performance goals which are related to one or more of the following performance criteria as applicable to us or any of our subsidiaries, divisions or operating units, or the performance of an individual, any of which performance criteria may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index: earnings or net earnings (either before or after interest, taxes, depreciation and amortization); economic value-added; sales or revenue; income; net income (either before or after taxes); operating earnings; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on capital; return on assets or net assets; return on stockholders’ equity; return on capital; stockholder returns; return on sales; gross or net profit margin; productivity; expense; margins; operating efficiency; customer satisfaction; working capital; earnings per share; price per share; market share; new products; customer penetration; technology and risk management.

At the time of grant, the Committee may specify one or more objectively determinable adjustments permitted under the 2009 Plan that may be made to one or more of the performance goals.

Transferability of Awards

Except as otherwise provided by the Committee, no award may be assigned, transferred, or otherwise disposed of by a participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee. The Committee by express provision in the award agreement may permit an award (other than an incentive stock option) to be transferred to certain persons or entities related to the participant, including, but not limited to, members of the participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish.

Changes in Control

The 2009 Plan contains a change in control provision, which may result in the accelerated vesting of outstanding awards. Except as may otherwise be provided in an agreement evidencing an award, in the event of a change in control of our company, each award outstanding under the 2009 Plan will immediately vest, unless the award is converted, assumed or replaced by the successor corporation, and following the change in control, the awards shall immediately terminate. The Committee may also provide at any time that an award will automatically accelerate in connection with a change in control, regardless of whether it is assumed or not. In addition, where awards are assumed in connection with a change in control, the Committee may provide that they will automatically be accelerated upon an “involuntary termination” of the participant’s employment within a designated period not to exceed 18 months following the change in control.

A change in control is generally defined as:

●	the direct or indirect acquisition of more than 50% of the voting stock of our company;

●
if, during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board of Directors together with any new directors whose election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of such body;

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●
the consummation of (i) a merger, consolidation, reorganization or business combination in which our company is a party, (ii) a sale or other disposition of all or substantially all of our assets, or (iii) the acquisition of assets or stock of another entity (other than a transaction which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person owns 50% or more of the voting stock of the successor entity); or

●	a liquidation or dissolution of our company.

A transaction will not constitute a change in control if its purpose it to change the place of incorporation or form of organization of the ultimate parent entity where the persons that beneficially own the combined voting power of the Company immediately prior to the transaction beneficially own the combined voting power of the Company in the same proportions of their ownership after the transaction.

Adjustments Upon Changes in Capitalization

In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, or other distribution (other than normal cash dividends) of assets to our stockholders or any other change in capitalization affecting our shares other than certain equity restructurings identified in the 2009 Plan, the Committee has discretion to make appropriate adjustments in the number and type of shares subject to the 2009 Plan, the terms and conditions of any award outstanding under the 2009 Plan, and the grant or exercise price of any such award. In the case of certain equity restructurings as specified in the 2009 Plan, the number and type of securities subject to each outstanding award and the grant or exercise price will be adjusted without any discretion on the part of the Committee.

Amendment and Termination of Plan

With the approval of our Board of Directors, at any time and from time to time, the Committee may terminate, amend or modify the 2009 Plan, except that the Committee may not, without prior stockholder approval, amend the 2009 Plan in any manner that would require stockholder approval to comply with any applicable laws, rules or regulations, including increasing the number of shares available under the 2009 Plan (other than any adjustment), or permitting the Committee to extend the exercise period for an option beyond ten years from the date of grant. Except as may be required in the event the Committee determines an award may be subject to Section 409A of the Internal Revenue Code or as may be required to desirable to comply with applicable law, no termination, amendment or modification of the 2009 Plan may adversely affect in any material way any award granted under the 2009 Plan without the consent of the participant.

Furthermore, absent approval of our stockholders, no option or SAR may be amended to reduce the exercise price or grant price of the shares subject to such option or SAR and (except as permitted under Article 11 of the 2009 Plan dealing with certain capitalization adjustments and change in control), no option or SAR may be cancelled in exchange for an option or SAR having a higher per share exercise price, and no option or SAR may be cancelled in exchange for a cash payment or another award at a time when the option or SAR has a per share exercise price that is higher than the fair market value of the shares.

Clawback/Recovery

Awards are subject to recoupment under any “clawback” policy that the Company is required to adopt under stock exchange rules or as otherwise required by the Dodd-Frank Act or other applicable law. The Company may also impose other recoupment provisions as the Committee may determine are necessary or appropriate.

Plan Term

The 2009 Plan will continue in effect until terminated by our Board of Directors, but no incentive stock options may be granted under the 2009 Plan after the tenth anniversary of the date the amendments to the 2009 Plan were approved by our Board of Directors. Any awards that are outstanding at the time the 2009 Plan terminates will remain in force according to the terms of the 2009 Plan and the applicable agreement evidencing the award.

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Federal Income Tax Consequences

The following is a summary of the U.S. federal income tax consequences of transactions under the 2009 Plan based on current federal income tax laws. The 2009 Plan is not qualified under Section 401(a) of the Internal Revenue Code. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee, director or to our company. The provisions of the Internal Revenue Code and regulations thereunder relating to these matters are complicated, may change and their impact in any one case may depend upon the particular circumstances. Further, this summary does not discuss the tax consequences of a participant’s death or the provisions of any income tax laws of any municipality, state or foreign country in which a participant may reside.

Nonqualified Stock Options. With respect to nonqualified stock options: (i) no income is recognized by the participant at the time the nonqualified stock option is granted; (ii) generally, at exercise, ordinary income is recognized by the participant in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise and we are entitled to a tax deduction in the same amount (subject to the restrictions on deductibility described under “Section 162(m) Limitation” below); and (iii) upon disposition of the shares, any gain or loss is treated as capital gain or loss. If the options are exercised and the shares acquired are sold on the same date, generally, the difference between the option exercise price paid for the shares and the sale price is recognized as ordinary income and no capital gain or loss is reported. If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a nonqualified stock option.

Incentive Stock Options. The grant of an incentive stock option under the 2009 Plan will not result in any federal income tax consequences to the participant or to our company. A participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and we receive no deduction at the time of exercise. In the event of a disposition of common stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the participant has held the shares of common stock. If the participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. We are not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of these holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (A) the difference between the amount realized on the disposition and the exercise price or (B) the difference between the fair market value of the common stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the common stock was held for more than one year. In the year of the disqualifying disposition, we are entitled to a deduction equal to the amount of ordinary income recognized by the participant, subject to possible limitations imposed by Section 162(m) of the Internal Revenue Code and so long as we withhold the appropriate taxes with respect to such income (if required) and the participant’s total compensation is deemed reasonable in amount.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the participant must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights. Upon exercise of a SAR, the participant will recognize ordinary income (treated as compensation) in an amount equal to the cash received, and if the SAR is paid in common stock, the fair market value of any shares as of the date of exercise. We generally will be entitled to a business expense deduction in the same amount and at the same time as the participant recognizes ordinary compensation income (subject to the limits of Section 162(m) of the Internal Revenue Code). If required, income tax must be withheld from the participant on the income recognized by the participant upon exercise of a SAR.

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Restricted Stock. In the absence of a Section 83(b) election (as described below), a participant who receives restricted stock will recognize no income at the time of grant. When the restrictions expire, a participant will recognize ordinary income (treated as compensation) equal to the fair market value of the stock when the restrictions expire over the amount paid for the stock (if any). As the restrictions applicable to a grant of restricted stock expire (for example, if the restrictions on 20% of a grant expire on each anniversary of the grant date), the participant will include the applicable portion of the shares that vests as ordinary income (treated as compensation). The participant’s basis in the common stock is equal to the amount included in income on the expiration of the restrictions and the amount paid (if any), and the holding period will begin when the restrictions end. Any disposition of the restricted stock will result in a long- or short-term capital gain or loss (depending on the time the common stock is held after the restrictions end). We generally will be entitled to a deduction equal to the fair market value of the common stock when it is included in the participant’s income, and will also be entitled to a business expense deduction for dividends paid to the participant (if any) on common stock that remains subject to restrictions (in each case subject to the limits of Section 162(m) of the Internal Revenue Code).

If a Section 83(b) election is made within 30 days of the initial grant, the participant must recognize the fair market value of the restricted stock on the date of grant as ordinary income (treated as compensation) as of the date of grant, and the holding period would begin at the time the restricted stock is granted. We generally would be entitled to a corresponding business expense deduction for the grant, but dividends on the stock would not be deductible. Any subsequent disposition of the stock by the participant, other than by forfeiture, would result in capital gain or loss, which would be long- or short-term, depending on the holding period. Upon a subsequent forfeiture of restricted stock with respect to which a Section 83(b) election has been made, no deduction will be allowed in respect of the amount included as income at the time the Section 83(b) election was made; however, the participant will generally be allowed a loss deduction equal to the amount (if any) the participant paid for the restricted stock over the amount (if any) we paid the participant for the restricted stock at the time it is forfeited.

If required, income tax must be withheld from the participant on the income recognized by the participant at the time of vesting of the restricted stock (or grant of the restricted stock, in the event the participant makes a Section 83(b) election).

Restricted Stock Units. A participant will not recognize any income at the time a restricted stock unit is granted, nor will we be entitled to a deduction at that time. When payment on a restricted stock unit is made, the participant will recognize ordinary income in an amount equal to the fair market value of the common stock received (or if the restricted stock unit is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Performance Awards. A participant will generally not recognize income at the time an award based on achievement of performance objectives is granted, nor will we be entitled to a deduction at that time. When payment on the performance award is made, the participant generally will recognize ordinary income in an amount equal to the fair market value of the common stock received (or if the award is settled in cash, the cash amount). If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Dividend Equivalents. A recipient of dividend equivalents generally will recognize ordinary income at the time the dividend equivalent is paid. If required, income tax must be withheld on the income recognized by the participant. We will receive a deduction for federal income tax purposes equal to the ordinary income recognized by the participant, subject to the limits of Section 162(m) of the Code.

Tax Withholding. For any award, the Committee may elect to satisfy minimum tax withholding requirements by having a reduced number of shares actually transferred to the participant under the 2009 Plan.

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Section 162(m) Limitation. In general, under Section 162(m) of the Internal Revenue Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Internal Revenue Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “performance-based compensation” as provided for by the Internal Revenue Code and established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the “performance-based compensation” exception if the awards are made by a qualifying compensation committee, the underlying plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Performance or incentive awards granted under the 2009 Plan may qualify as “qualified performance-based compensation” for purposes of Section 162(m) if such awards are granted or vest upon the pre-established objective performance goals described above.

We have attempted to structure the 2009 Plan in such a manner that the Committee can determine the terms and conditions of stock options, SARs and performance and incentive awards granted under the 2009 Plan such that remuneration attributable to such awards will not be subject to the $1 million limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue. This discussion will neither bind the Internal Revenue Service nor preclude the Internal Revenue Service from adopting a contrary position.

Section 409A. Section 409A of the Code provides certain requirements on non-qualified deferred compensation arrangements. These include requirements on an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (i.e., the individual’s separation from service, a predetermined date, or the individual’s death). Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Certain awards under the 2009 Plan may be designed to be subject to the requirements of Section 409A in form and in operation. For example, restricted stock units that provide for a settlement date following the vesting date may be subject to Section 409A. If an award under the 2009 Plan is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with the requirements of Section 409A, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Future Plan Benefits

All awards to employees, officer, directors and consultants under the 2009 Plan are made at the discretion of the Committee. Therefore, the benefits and amounts that will be received or allocated under the 2009 Plan in the future are not determinable at this time.

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Past Grants under the 2009 Plan

As of February 19, 2014, awards covering 4,200,802 shares of the common stock had been granted under the 2009 Plan. The following table shows information regarding the grants of those awards among the persons and groups identified below.

	MSU Grants(1)	RSU Grants	Total
Named Executive Officers:
G. Tyson Tuttle Chief Executive Officer and Director	109,794	338,615	448,409
William G. Bock President	25,000	110,877	135,877
John C. Hollister Chief Financial Officer and Senior Vice President	20,000	48,935	68,935
Kurt W. Hoff Senior Vice President of Worldwide Sales	18,125	61,615	79,740
Jonathan D. Ivester Senior Vice President of Strategic Operations	16,025	46,383	62,408
David P. Bresemann Senior Vice President and Chief Product Officer	18,625	43,603	62,228
Geir Førre Senior Vice President and General Manager, Microcontroller Products	--	64,074	64,074
Paul V. Walsh Jr. Former Chief Financial Officer and Senior Vice President	11,400	51,163	62,563

Current Executive Officers as a group	188,944	606,425	795,369

Non-Employee Director Group:
Alf-Egil Bogen	--	--	--
Harvey B. Cash	--	18,988	18,988
R. Ted Enloe III	--	18,988	18,988
Jack R. Lazar	--	3,546	3,546
Navdeep S. Sooch	--	28,483	28,483
Laurence G. Walker	--	18,988	18,988
William P. Wood	--	18,988	18,988

Total for Non-Executive Director as a group	--	107,981	107,981

All current employees who are not executive officers, as a group	14,500	2,435,883	2,450,383

(1)	Reflects the target number of performance shares granted.

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Required Vote

Approval of this Proposal requires the affirmative vote of at least a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on this Proposal, provided a quorum is present.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that stockholders vote FOR approval of the amendments to the 2009 Stock Incentive Plan.

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PROPOSAL FIVE: APPROVE MATERIAL TERMS OF THE AMENDED 2009 STOCK INCENTIVE PLAN

Background and Purpose of the Proposal

Our Board of Directors, subject to the approval of our stockholders, adopted amendments to the 2009 Plan, which would primarily increase the number of shares that may be issued under the 2009 Plan by three million, one hundred thousand (3,100,000) shares. The proposed amended 2009 Plan is attached as Appendix III.

In addition to approving the amendments to the 2009 Plan as set forth in Proposal Four, to preserve the Company’s ability to deduct for U.S. federal income tax purposes compensation that certain of our executive officers may recognize in connection with performance-based awards that may be granted in the future under the 2009 Plan, our stockholders are being asked to approve certain material terms of the 2009 Plan related to such awards. Under Section 162(m) of the Code, the material terms of the performance awards under which compensation may be paid must be disclosed to and approved by the Company’s stockholders every five years. The material terms of the 2009 Plan was last approved by stockholders at the Company’s 2009 Annual General Meeting.

Code Section 162(m) generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or to any of the three other most highly compensated officers of a publicly-held company other than the chief financial officer (our “covered employees”). Code Section 162(m), which applies to public companies, provides an exemption from this limit for “qualified performance-based compensation” payable under a plan satisfying certain requirements that has been approved by the public company’s stockholders. The 2009 Plan allows the Company to pay incentive compensation that is qualified performance-based compensation and therefore tax deductible on the Company’s U.S. federal income tax return.

The material terms of the performance awards under which compensation may be paid under the 2009 Plan include:

●	the eligibility requirements for participation in the 2009 Plan;

●	the performance criteria upon which performance goals may be based; and

●	the maximum amount of compensation that can be paid to any employee under the 2009 Plan.

Each of these items is discussed below, and stockholder approval of this proposal constitutes approval of each of these items for purposes of the Section 162(m) stockholder approval requirements. If this Proposal Five is not approved, certain awards granted to our covered employees in future years may not be deductible to the extent they exceed $1,000,000, Therefore, we may be limited in our ability to grant awards that are both deductible and that meet our compensation objectives.

Maximum Amounts of Compensation

In any calendar year, the maximum number of shares with respect to one or more awards that may be granted to any one participant during the year under the 2009 Plan is 1,000,000 shares, subject to adjustment in the event of specified capitalization events of the Company, and the maximum amount that may be paid in cash during any calendar year with respect to any award is $30 million.

Eligibility

Our employees, consultants, the employees and consultants of our subsidiaries, and our non-employee directors are eligible to receive awards under the 2009 Plan. Although Section 162(m) only limits the deductibility for compensation paid to a covered employee who is employed as of the end of the year, we may apply the performance goals described below to other senior officers in the event that any of them could be deemed to be a covered employee under the Section 162(m) regulations during the time they are paid the compensation related to the performance award.

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Performance Criteria and Performance Awards

The Committee may use any measures of performance described below it deems appropriate in establishing performance goals and may exercise its discretion, to the extent such discretion does not violate applicable law, to decrease the amounts payable under any award based on such conditions. If an eligible person is or may be a covered employee, and the Committee determines that the contemplated award should be designated as “performance-based compensation” under Section 162(m), then the grant and/or settlement of such award will be contingent upon achievement of one or more pre-established performance goals based on business criteria set forth below (a “performance award”).

Performance goals set by the Committee may relate to one or more of the following objective performance criteria that the Committee determines is appropriate:

●	Earnings or net earnings (either before or after interest, taxes, depreciation and amortization)

●	Economic value-added

●	Sales or revenue

●	Income

●	Net income (either before or after taxes)

●	Operating earnings

●	Cash flow (including, but not limited to, operating cash flow and free cash flow)

●	Cash flow return on capital

●	Return on assets or net assets

●	Return on stockholders’ equity

●	Return on capital

●	Stockholder returns

●	Return on sales

●	Gross or net profit margin

●	Productivity

●	Expense

●	Margins

●	Operating efficiency

●	Customer satisfaction

●	Working capital

●	Earnings per share

●	Price per share

●	Market share

●	New products

●	Customer penetration

●	Technology and risk management

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The Committee may grant to covered employees awards that are paid, vest or become exercisable upon the attainment of company performance goals which are related to one or more of the performance criteria set forth above as applicable to us or any of our subsidiaries, divisions or operating units, or the performance of an individual, any of which performance criteria may be measured either in absolute terms or as compared to results of a peer group or securities index. Performance goals may be based on attainment of such target levels of one or more of the performance criteria, over one or more periods of time, which may be of varying and overlapping durations, as determined by the Committee. In addition, at the time of grant, the Committee may specify one or more objectively determinable adjustments permitted under the 2009 Plan that may be made to one or more of the performance goals. For a detailed description of the remaining terms of the 2009 Plan, please see Proposal Four.

Our Board of Directors unanimously recommends that the stockholders vote FOR the approval of the material terms of the 2009 Stock Incentive Plan.

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PROPOSAL SIX: APPROVE AMENDMENTS TO THE 2009 EMPLOYEE STOCK PURCHASE PLAN

Background

Our stockholders are being requested to approve amendments to the 2009 Employee Stock Purchase Plan (the “ESPP”) to authorize 450,000 additional shares of common stock for issuance under the ESPP, to comply with changes in applicable law, and to implement other best practices.

Explanation

The ESPP encourages stock ownership by employees and aligns the interests of employees and stockholders. Our Board of Directors believes that the continued ability to offer this program is an important recruiting and retention tool for the Company to attract, motivate and retain the high-caliber employees and officers needed for our success.

The ESPP offers eligible employees the opportunity to acquire shares of our common stock through periodic payroll deductions that are applied toward the purchase of shares, at a discount from the current market price. The primary purpose of the ESPP is to provide employees with the opportunity to acquire an ownership stake in the Company.

As of April 15, 2014, we will have approximately .6 million shares remaining for purchase under the ESPP of the 1.25 million shares authorized by stockholders. The Board of Directors is seeking stockholder approval to increase the number of shares available under the ESPP at the 2014 Annual General Meeting. The increase of 450,000 shares should provide sufficient shares to meet expected sales under the ESPP over the next three years, depending on the Company’s share price and enrollment in the ESPPs.

Material Changes to the 2009 Employee Stock Purchase Plan

The following summary highlights the proposed material changes to the ESPP.

●	The number of shares reserved for purchase under ESPP has been increased by 450,000 additional shares to 1,700,000 shares.

●	The definition of change in control has been clarified to exclude certain types of transactions.

Summary of the 2009 Employee Stock Purchase Plan

The principal features of the ESPP are summarized below, but the summary is qualified in its entirety by reference to the full text of the ESPP. A copy of the ESPP is attached to this proxy statement as Appendix IV and is incorporated herein by reference.

Purpose of 2009 Employee Stock Purchase Plan

The ESPP is intended to promote the interests of the Company by providing eligible employees with the opportunity to acquire a proprietary interest in the company through participation in an employee stock purchase plan.

The rights to purchase common stock granted under the ESPP are intended to be treated as either (i) purchase rights granted under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Internal Revenue Code (i.e., the 423(b) Plan), or (ii) purchase rights granted under an employee stock purchase plan that is not subject to the terms and conditions of Section 423(b) of the Internal Revenue Code (i.e., the Non-423(b) Plan). The Company will retain the discretion to grant purchase rights under either the 423(b) Plan or the Non-423(b) Plan.

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Eligibility

Generally, any person who is employed by the Company or by a subsidiary of the Company that has been designated by the Board of Directors to participate in the ESPP is eligible to participate in the ESPP, provided that he or she is regularly expected to provide services for more than 20 hours per week and for more than five months per calendar year. For rights to purchase common stock granted under the Non-423(b) Plan, employees working less than these prescribed amounts may also be eligible to participate in the ESPP, to the extent that eligibility is required under applicable local law. As of February 19, 2014, 883 employees would be eligible to participate in the ESPP.

Notwithstanding the foregoing, no employee is eligible for the grant of any rights under the ESPP if, immediately after such grant, the employee would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (including any stock which such employee may purchase under all outstanding rights and options), nor will any employee be granted purchase rights to buy more than $25,000 worth of common stock (such limit to be determined based on the fair market value of the common stock on the date the purchase rights are granted) under all of our employee stock purchase plans in any calendar year such rights are outstanding.

Stock Subject to Plan and Adjustments upon Changes in Stock

Upon approval by the stockholders of the amendments, an aggregate of 1,700,000 shares of common stock will be authorized and reserved for issuance under the ESPP.

Should any change be made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without our receipt of consideration, appropriate adjustments will be made to the maximum number and class of securities issuable under the ESPP and purchasable on any one purchase date (both per participant and in the aggregate) and to the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits under the ESPP.

Administration

The ESPP will be administered by a committee appointed by our Board of Directors and consisting of two or more members of the Board of Directors (which will be referred to in this summary as “plan administrator”). The plan administrator may delegate its authority to one or more officers of the company to the extent permitted by applicable law. The plan administrator so appointed will have authority to interpret the ESPP and, for purchase rights granted under the 423(b) Plan, to adopt such rules and regulations for administering the ESPP as it may deem necessary to comply with the requirements of Section 423 of the Internal Revenue Code. Under the Non-423(b) Plan, the plan administrator may also grant rights to purchase common stock that do not comply with the requirements set forth under Section 423 of the Internal Revenue Code, in which case, the grants will be designated as being under the Non-423(b) Plan at the time of grant.

Offering Periods

The ESPP will be implemented by offering shares of common stock to eligible employees of the Company and its designated subsidiaries through a series of successive offering periods, each of a duration that will not exceed 27 months. Unless the plan administrator determines before the commencement of an offering that an offering period will have a different duration, each offering period will be 24 months. The plan administrator also has the authority to establish additional or alternative sequential or overlapping offering period, a different duration for one or more offerings or offering periods or different commencement dates for such offering periods with respect to future offering periods without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period that is affected. Generally, unless otherwise provided by the plan administrator, purchase intervals will run from the last business day in April each year to the last business day in October of the same year and from the last business day in October each year to the last business day in April of the following year. Unless otherwise determined by the plan administrator, each offering will be treated as a separate offering for purposes of tax rules.

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Payroll Deductions

Except as otherwise provided by the plan administrator, up to a maximum of 25% of a participant’s base salary, including overtime payments and shift premiums, may be contributed by payroll deductions toward the purchase price of the shares during each purchase interval within an offering period, or if payroll deductions are not permitted under applicable local law, such other method of contribution as specified by the plan administrator under the Non-423(b) Plan. A participant may reduce his or her rate of contribution one time during a purchase interval, and may increase the rate of contribution three business days (or such other period as is determined by the plan administrator) prior to the start of any new purchase interval within an offering period, in each case by completing an amended enrollment form (either through the Company’s online Plan enrollment process or in paper form). All payroll deductions collected from a participant are credited to his or her account under the ESPP and deposited with our general funds, unless otherwise required under applicable local law.

Purchase Price

The purchase price per share at which shares of common stock are sold in an offering period under the ESPP cannot be less than 85% of the lower of (i) the fair market value of a share of common stock on the participant’s entry date into that offering period, or (ii) the fair market value per share on the purchase date (i.e., the last business date of the purchase interval). While the shares are traded on an established stock exchange, “fair market value” means, as of any given date, the closing selling price of a share as quoted on the exchange determined by the plan administrator as the primary market for the shares, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred. As of February 19, 2014, the fair market value of a share was $48.13.

Purchase of Stock

Each purchase right will be automatically exercised on the applicable purchase date within the offering period, and shares of common stock will be purchased on behalf of each participant by applying the participant’s payroll deductions for the purchase interval ending on such purchase date to the purchase of whole shares at the purchase price in effect for that purchase date.

Except as otherwise provided by the plan administrator prior to the start of an offering period, the maximum number of shares purchasable per participant on any one purchase date will not exceed 400 shares, subject to periodic adjustments in the event of certain changes in our capitalization. The total shares purchased under the ESPP on any single purchase date shall not exceed 300,000 shares, except as otherwise provided by the plan administrator prior to the start of an offering period.

Any payroll deductions not applied to the purchase of shares of common stock on any purchase date because they are not sufficient to purchase a whole share may be held for the purchase of shares on the next purchase date or promptly refunded, while payroll deductions not applied to the purchase of shares by reason of the limitation on the maximum number of shares purchasable on the purchase date or for any reason other than as described in the foregoing sentence will be promptly refunded.

Termination of Purchase Right

At any time three days prior to the next scheduled purchase date (or such other period as may be determined by the plan administrator), a participant may withdraw from participation in the ESPP by completing the appropriate form (either through the Company’s online Plan enrollment process or in paper form) and by following any other procedures for withdrawing from the Plan as may be established by the Company from time to time, and no further payroll deductions will be collected from the participant with respect to his or her terminated purchase right. The termination of the purchase right will be irrevocable for the respective offering period.

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If the participant ceases to remain an eligible employee for any reason while his or her purchase right is outstanding, the participant’s purchase right will immediately terminate and the participant’s accumulated payroll deductions will be refunded. However, a participant on an approved unpaid leave of absence will have the right, until the date that is three business days prior to the end of the purchase interval in which such leave commenced (or such other period as may be established by the plan administrator), to either withdraw all the payroll deductions collected to date on his or her behalf for that purchase interval, or have such funds held for the purchase of shares of common stock on the next scheduled purchase date.

A participant’s employment relationship will be treated as continuing intact upon a transfer between locations of the Company or a subsidiary or upon a transfer of employment from the Company or a subsidiary participating in the 423(b) Plan to another subsidiary participating in the 423(b) Plan. The Company may establish rules to govern the transfers of employment between the Company or a subsidiary participating in the 423(b) Plan to a subsidiary in the Non-423(b) Plan.

Transferability

Rights granted under the ESPP are not transferable by a participant other than by will or by the laws of descent and distribution.

Change of Control

Each outstanding purchase right will automatically be exercised, prior to the effective date of any change of control, by applying the payroll deductions of each participant for the purchase interval in which such change of control occurs to the purchase of whole shares of common stock at the purchase price per share established by the plan administrator for the applicable offering period.

A change of control is generally defined as:

●	the direct or indirect acquisition of more than 50% of the voting stock of our company;

●
if, during any period of two consecutive years, individuals who, at the beginning of such period, constitute our Board of Directors together with any new directors whose election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of such body;

●
the consummation of (i) a merger, consolidation, reorganization or business combination in which our company is a party, (ii) a sale or other disposition of all or substantially all of our assets, or (iii) the acquisition of assets or stock of another entity (other than a transaction which results in our outstanding voting securities immediately before the transaction continuing to represent a majority of the voting power of the acquiring company’s outstanding voting securities and after which no person owns 50% or more of the voting stock of the successor entity); or

●	a liquidation or dissolution of our company.

A transaction will not constitute a change of control if its purpose is to change the place of incorporation or form of organization of the ultimate parent entity where the persons that beneficially own the combined voting power of the Company immediately prior to the transaction beneficially own the combined voting power of the Company in the same proportions of their ownership after the transaction.

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Non-US Jurisdictions

The plan administrator may adopt rules, procedures or sub-plans relating to the operation and administration of the Non-423(b) component of the ESPP to accommodate the specific requirements of local laws and procedures.

Amendment and Termination of Plan

Our Board of Directors may amend, suspend or terminate the ESPP at any time, with such action generally to become effective immediately following the close of any purchase interval. To the extent stockholder approval is required to amend the ESPP, whether to comply with Section 423 of the Internal Revenue Code or any applicable law or stock exchange rule, the Company will obtain such stockholder approval accordingly.

Federal Income Tax Information

The following summary briefly describes U.S. federal income tax consequences of rights under the ESPP, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the ESPP should consult their own professional tax advisors concerning tax aspects of rights under the ESPP. Nothing in this proxy statement is written or intended to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. The discussion below concerning tax deductions that may become available to us under U.S. federal tax law is not intended to imply that we will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in other countries is complex, does not generally correspond to federal tax laws, and is not covered by the summary below.

423(b) Plan. Rights to purchase shares granted under the 423(b) Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under the provisions of Section 423(b) of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of. If the shares are disposed of within two years from the stock purchase right grant date (i.e., the beginning of the offering period or, if later, the date the participant entered the offering period) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the stock on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

If the stock purchased under the ESPP is sold (or otherwise disposed of) more than two years after the stock purchase right grant date and more than one year after the stock is transferred to the participant, then the lesser of (i) the excess of the sale price of the stock at the time of disposition over the purchase price, and (ii) the excess of the fair market value of the stock as of the date the participant entered the offering period over the purchase price (determined as of the date the participant entered the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.

The Company generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. In all other cases, no deduction is allowed.

Non-423(b) Plan. If the purchase right is granted under the Non-423(b) Plan, then the amount equal to the difference between the fair market value of the stock on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

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The Company generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to the satisfaction of any tax-reporting obligations. For U.S. participants, FICA/FUTA taxes will be due in relation to ordinary income earned as a result of participation in the Non-423(b) Plan.

Future Plan Benefits

Future benefits under the ESPP are not currently determinable, as they will depend on the actual purchase price of our shares of common stock in future offering periods, the market value of our common stock on various future dates, the amount of contributions eligible employees elect to make under the ESPP and similar factors. However, our named executive officers shall be subject to the same purchase restrictions as all other participants.

Past Grants under the 2009 Employee Stock Purchase Plan

As of February 19, 2014, awards covering 614,202 shares of the common stock had been purchased under the ESPP. The following table shows information regarding the number of shares that have been purchased by the persons and groups identified below.

	Aggregate Number of Shares Purchased Under the 2009 Employee Stock Purchase Plan in the Fiscal Year Ended December 28, 2013	Aggregate Number of Shares Purchased Under the 2009 Employee Stock Purchase Plan in All Completed Offering Period

Named Executive Officers:
G. Tyson Tuttle
Chief Executive Officer and Director	--	--
William G. Bock
President	--	--
John C. Hollister
Chief Financial Officer and Senior Vice President	400	600
Kurt W. Hoff
Senior Vice President of Worldwide Sales	--	--
Jonathan D. Ivester
Senior Vice President of Strategic Operations	400	1,400
David P. Bresemann
Senior Vice President and Chief Product Officer	400	1,400
Geir Førre
Senior Vice President and General Manager, Microcontroller Products	--	--
Paul V. Walsh Jr.
Former Chief Financial Officer and Senior Vice President	--	--

Current Executive Officers as a group	800	2,000

Non-Employee Director Group:	--	--

Total for Non-Executive Director as a group	--	--

All current employees who are not executive officers, as a group	173,293	497,501

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Required Vote

Approval of this Proposal requires the affirmative vote of at least a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on this Proposal, provided a quorum is present.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the stockholders vote FOR approval of the amendments to the 2009 Employee Stock Purchase Plan.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

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OWNERSHIP OF SECURITIES

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of January 31, 2014 by (i) all persons who were beneficial owners of five percent or more of our common stock, (ii) each director and nominee for director, (iii) the executive officers named in the Summary Compensation Table of the Executive Compensation section of this Proxy Statement and (iv) all then current directors and executive officers as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Beneficial Owner(1)	Shares Beneficially Owned	Percentage of Shares Beneficially Owned(2)

G. Tyson Tuttle (3)	116,211	*

William G. Bock(4)	161,319	*

John C. Hollister (5)	14,537	*

Kurt W. Hoff (6)	97,973	*

Jonathan D. Ivester (7)	89,754	*

David P. Bresemann (8)	49,218	*

Geir Førre (9)	239,234	*

Navdeep S. Sooch (10)	1,027,188	2.38%

Alf-Egil Bogen	-	*

Harvey B. Cash(11)	217,939	*

R. Ted Enloe (12)	50,000	*

Jack R. Lazar	5,000	*

Laurence G. Walker(13)	61,878	*

William P. Wood(14)	90,442	*

David R. Welland	1,802,131	4.20%

Entities deemed to be affiliated with Adage Capital Partners GP LLC (15)	2,428,354	5.67%

Entities deemed to be affiliated with BlackRock Inc.(16)	2,343,030	5.47%

Entities deemed to be affiliated with FMR LLC(17)	5,947,473	13.88%

Entities deemed to be affiliated with The Vanguard Group (18)	2,281,897	5.32%

All directors and executive officers as a group (15 persons) (19)	4,022,824	9.21%
Total Beneficial Ownership	17,023,578	38.99%

* Represents beneficial ownership of less than one percent.

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(1)	Unless otherwise indicated in the footnotes, the address for the beneficial owners named above is 400 West Cesar Chavez, Austin, Texas 78701.

(2)
Percentage of ownership is based on 42,858,851 shares of common stock outstanding on January 31, 2014. Shares of common stock subject to stock options which are currently exercisable or will become exercisable within 60 days after January 31, 2014 and shares of common stock subject to restricted stock units which are or will become vested within 60 days after January 31, 2014 are deemed outstanding for computing the percentage for the person or group holding such options and/or restricted stock units, but are not deemed outstanding for computing the percentage for any other person or group.

(3)	Includes 24,511 shares issuable upon exercise of stock options and 8,376 shares issuable upon the release of vested restricted stock units.

(4)	Includes 116,250 shares issuable upon exercise of stock options and 14,063 shares issuable upon the release of vested restricted stock units.

(5)	Includes 10,000 shares issuable upon exercise of stock options and 3,937 shares issuable upon the release of vested restricted stock units.

(6)	Includes 87,500 shares issuable upon exercise of stock options and 9,185 shares issuable upon the release of vested restricted stock units.

(7)	Includes 22,497 shares issuable upon exercise of stock options and 7,348 shares issuable upon the release of vested restricted stock units.

(8)	Includes 26,014 shares issuable upon exercise of stock options and 8,747 shares issuable upon the release of vested restricted stock units.

(9)	All 239,234 shares are owned by Firda AS, of which Mr. Førre is the controlling shareholder.

(10)	Includes 261,667 shares issuable upon exercise of stock options.

(11)
Includes 87,976 shares held in a family trust, and 50,000 shares issuable upon exercise of stock options. Mr. Cash as sole voting and investment power with respect to the 87,976 shares held in the family trust.

(12)	Includes 50,000 shares issuable upon exercise of stock options.

(13)
Includes 11,839 shares held in a family trust and 50,000 shares issuable upon exercise of stock options. Mr. Walker has sole voting and investment power with respect to the shares held in the family trust.

(14)	Includes 40,442 shares held in a limited partnership of which Mr. Wood is the sole general partner and 50,000 shares issuable upon exercise of stock options.

(15)
Pursuant to a Schedule 13G/A dated February 12, 2014 filed with the SEC, Adage Capital Partners GP LLC reported that as of December 31, 2013 it and certain related entities did not have voting power over any shares and did not have sole dispositive power over shares, and that its address is 200 Clarendon Street, 52nd Floor, Boston, Massachusetts 02116.

(16)
Pursuant to a Schedule 13G/A dated January 30, 2014 filed with the SEC, BlackRock Inc. reported that as of December 31, 2013 it and certain related entities had sole voting power over 2,193,301shares and dispositive power over 2,343,030 shares and that its address is 40 East 52nd Street, New York, New York 10022.

(17)
Pursuant to a Schedule 13G/A dated February 14, 2014 filed with the SEC, FMR LLC reported that as of December 31, 2013 it and certain related entities had sole voting power over 35,893 shares and dispositive power over 5,947,473 shares and that its address is 245 Summer Street, Boston, Massachusetts 02210.

(18)
Pursuant to a Schedule 13G/A dated February 11, 2014 filed with the SEC, The Vanguard Group reported that as of December 31, 2013 it and certain related entities had sole voting power over 25,481 shares and dispositive power over 2,259,416 shares and that its address is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(19)	Includes an aggregate of 748,439 shares issuable upon exercise of stock options and an aggregate of 51,656 shares issuable upon the release of vested restricted stock units.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

Our bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with all of our directors and executive officers and have purchased directors’ and officers’ liability insurance. In addition, our certificate of incorporation limits the personal liability of the members of our Board of Directors for breaches by the directors of their fiduciary duties.

On March 26, 2013, we entered into an agreement to purchase consulting services in connection with our acquisition of Energy Micro. The fees for such services were $1.5 million during fiscal 2013. Mr. Bock, our President, is also an independent contractor with the consulting entity. Mr. Bock did not provide consulting services to us on behalf of the entity. Mr. Bock and the entity agreed that Mr. Bock would receive no compensation in conjunction with the agreement. Mr. Bock abstained from the negotiations with respect to the agreement between the Company and the entity.

On July 1, 2013, Geir Førre joined the Company as senior vice president and general manager of microcontroller products. Mr. Førre was chief executive officer of Energy Micro, until it was acquired by the Company on July 1, 2013. Mr. Førre was the beneficial owner of approximately 32% of the Energy Micro equity and accordingly (a) received approximately $35 million of the initial consideration of $107.4 million, (b) may receive an additional approximately $6.5 million out of the $20.3 million holdback related to potential indemnification claims and (c) may receive up to approximately $10.5 million of the $33.3 million earn-out.

On October 17, 2013, the Company appointed Alf-Egil Bogen to its board of directors. Mr. Bogen was chief marketing officer of Energy Micro, until it was acquired by the Company on July 1, 2013. Mr. Bogen was the beneficial owner of approximately 2% of the Energy Micro equity and accordingly (a) received approximately $0.9 million of the initial consideration of $107.4 million, (b) may receive an additional approximately $0.4 million out of the $20.3 million holdback related to potential indemnification claims and (c) may receive up to approximately $0.7 million of the $33.3 million earn-out. Mr. Bogen had invested approximately $0.8 million in Energy Micro prior to the acquisition.

Policies and Procedures with Respect to Related Party Transactions

Our Audit Committee Charter requires that the members of our Audit Committee, all of whom are independent directors, review and approve all related party transactions as described in Item 404 of Regulation S-K promulgated by the SEC. We have also adopted a written policy regarding the approval of all related party transactions. Under such policy, each of our directors and executive officers must notify the Corporate Secretary (who, in turn, will provide such information to the Audit Committee) of any proposed related party transactions. To assist with the identification of potential related party transactions, we solicit information through questionnaires in connection with the appointment of new directors and executive officers and on an annual basis with respect to existing directors and executive officers. The Chairman of the Audit Committee is delegated the authority to approve or ratify any related party transactions in which the aggregate amount involved is expected to be less than $1 million per year. All other proposed related party transactions are subject to approval or ratification by the Audit Committee except for certain categories of transactions that are deemed to be pre-approved by the Audit Committee. In determining whether to approve or ratify a related party transaction, the Audit Committee and the Chairman, if applicable, will take into account, among other factors deemed appropriate, whether the related party transaction is on terms no more favorable to the counterparty than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Our Code of Business Conduct and Ethics requires our executive officers and directors to disclose any conflicts of interest, including any material transaction or relationship involving a potential conflict of interest. No executive officer may work, including as a consultant or a board member, simultaneously for us and any competitor, customer, supplier or business partner without the prior written approval of our Chief Financial Officer or legal department. Furthermore, executive officers are encouraged to avoid any direct or indirect business connections with our competitors, customers, suppliers or business partners.

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Pursuant to our Corporate Governance Policy, we expect each of our directors to ensure that other existing and future commitments do not conflict with or materially interfere with their service as a director. Directors are expected to avoid any action, position or interest that conflicts with our interests, or gives the appearance of a conflict. In addition, directors should inform the Chairman of our Nominating and Corporate Governance Committee prior to joining the board of another public company to ensure that any potential conflicts, excessive time demands or other issues are carefully considered.

Director Independence

See the subsection entitled “Board Committees and Meetings” in the section of this Proxy Statement entitled “Proposal One: Election of Directors.”

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AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to the audit of the fiscal 2013 audited consolidated financial statements of Silicon Laboratories Inc. (the “Company”):

Management is responsible for the Company’s internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report thereon. Additionally, the independent registered public accounting firm is responsible for performing an independent audit of the Company’s internal controls over financial reporting and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes.

In this context, the Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Committee that the Company’s consolidated financial statements in the Annual Report were prepared in accordance with accounting principles generally accepted in the United States, and the Committee has reviewed and discussed the consolidated financial statements in the Annual Report with management and the independent registered public accounting firm. The Committee has discussed with the independent registered public accounting firm, Ernst & Young LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA Professional Standards, Vol. 1. AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Company’s independent registered public accounting firm also provided to the Committee the written disclosures required by applicable requirements for the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee reviewed non-audit services provided by its independent registered public accounting firm for the last fiscal year, and determined that those services are not incompatible with maintaining the independent registered public accounting firm’s independence.

Based upon the Committee’s discussion with management and the independent registered public accounting firm and the Committee’s review of the representation of management and the reports of the independent registered public accounting firm to the Committee, the Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2013 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

R. Ted Enloe III (Chairman)
Jack R. Lazar
Laurence G. Walker
William P. Wood

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EXECUTIVE COMPENSATION

Executive Officers and Directors

Set forth below is information regarding the executive officers and directors of Silicon Laboratories as of January 31, 2014.

Name	Age	Position
Navdeep S. Sooch	51	Chairman of the Board
G. Tyson Tuttle	46	Chief Executive Officer and Director
William G. Bock	63	President and Director
John C. Hollister	44	Chief Financial Officer
Kurt W. Hoff	56	Senior Vice President of Worldwide Sales
Jonathan D. Ivester	58	Senior Vice President of Strategic Operations
David R. Welland	58	Vice President and Director
Alf-Egil Bogen	47	Director
Harvey B. Cash	75	Director
R. Ted Enloe III	75	Director
Jack R. Lazar	48	Director
Laurence G. Walker	65	Director
William P. Wood	58	Director

G. Tyson Tuttle
has served as a director and our Chief Executive Officer since April 2012. Mr. Tuttle served as our Chief Executive Officer and President from April 2012 to May 2013. Mr. Tuttle served as our Chief Operating Officer and Senior Vice President from May 2011 to April 2012. From January 2010 to May 2011, Mr. Tuttle served as our Chief Technical Officer. From May 2005 to December 2009, he was our Vice President and General Manager of Broadcast products including the audio and video product families. Mr. Tuttle joined Silicon Laboratories in 1997 as a senior design engineer. From 1999 to 2005, Mr. Tuttle served in a variety of product management, marketing and business leadership positions. Previously, Mr. Tuttle held senior design engineering positions at Crystal Semiconductor/Cirrus Logic and Broadcom Corporation where he focused on high-speed mixed-signal circuit design for hard disk drive read channel and Ethernet applications. Mr. Tuttle holds an M.S. in Electrical Engineering from UCLA and a B.S. in Electrical Engineering from Johns Hopkins University.

John C. Hollister
has served Silicon Laboratories as our Chief Financial Officer since June 2013. Prior to this role, Mr. Hollister was our Vice President, Business Development since April 2012, and also served as our Chief Information Officer since November 2012. Mr. Hollister served as our Vice President, Manufacturing and Asia Operations from November 2009 to April 2012. From April 2007 to October 2009, he was Managing Director, Asia Operations. Mr. Hollister joined Silicon Laboratories in 2004 and held finance management positions until April 2007. Prior to joining Silicon Laboratories, Mr. Hollister’s experience included Vice President of Finance at Cicada Semiconductor as well as various finance positions at Cirrus Logic, Veritas DGC, 3-D Geophysical and PricewaterhouseCoopers LLP. Mr. Hollister is a Certified Public Accountant and has a master’s degree in Accounting and a bachelor’s degree in Business Administration from the University of Texas at Austin.

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Kurt W. Hoff
has served as our Senior Vice President of Worldwide Sales since April 2012. He previously served as our Vice President of Worldwide Sales from July 2007 to April 2012. From 2005 until July 2007, he managed the company’s European sales and operations. Prior to joining Silicon Laboratories in 2005, Mr. Hoff served as president, Chief Executive Officer and director of Cognio. Mr. Hoff also managed the operations and sales of C-Port Corporation, a network processor company acquired by Motorola in May 2000. Additionally, Mr. Hoff spent 10 years in various sales positions at AMD. Mr. Hoff holds a B.S. in Physics from the University of Illinois and an M.B.A. from the University of Chicago.

Jonathan D. Ivester
has served as our Senior Vice President of Strategic Operations since July 2013. He previously served as Senior Vice President of Worldwide Operations from June 2008 to July 2013 and as Vice President of Worldwide Operations from May 2005 to June 2008. He joined Silicon Laboratories in September 1997 as Vice President. Previously, Mr. Ivester was with Applied Materials, a supplier of equipment and services to the semiconductor industry, and served as Director of Manufacturing and Director of U.S. Procurement in addition to various engineering and manufacturing management positions. Mr. Ivester also was a scientist at Bechtel Corporation, an engineering and construction company, and at Abcor, Inc., an ultrafiltration company and subsidiary of Koch Industries. Mr. Ivester holds a B.S. in Chemistry from the Massachusetts Institute of Technology and an M.B.A. from Stanford University.

David R. Welland
co-founded Silicon Laboratories in August 1996, has served as a Vice President and director since our inception and was appointed Fellow in March 2004. From November 1991 until founding Silicon Laboratories, Mr. Welland held various positions at Crystal Semiconductor/Cirrus Logic, a designer and manufacturer of integrated circuits, including Senior Design Engineer. Mr. Welland holds a B.S. in Electrical Engineering from the Massachusetts Institute of Technology.

For information on our directors, see Proposal One.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides information regarding the 2013 compensation program for our principal executive officer, principal financial officer, and three executive officers (other than the principal executive officer and principal financial officers) at year-end who were the most highly compensated executive officers of the Company, and our former chief financial officer and two other former executive officers. For 2013, these individuals were:

●	G. Tyson Tuttle, our Chief Executive Officer (our “CEO”).

●
William G. Bock, our President. Mr. Bock served as Interim Chief Financial Officer (“Interim CFO”) from February 22, 2013 through June 29, 2013. On June 30, 2013, Mr. Bock was appointed to the role of President.

●
John C. Hollister, our Senior Vice President and Chief Financial Officer (“CFO”). He served as our Vice President of Business Development, from the beginning of the fiscal year through June 29, 2013. Mr. Hollister was promoted to CFO on June 30, 2013.

●	Kurt W. Hoff, our Senior Vice President of Worldwide Sales.

●
Jonathan D. Ivester, our Senior Vice President of Strategic Operations. Mr. Ivester previously served as our Senior Vice President of Worldwide Operations, from the beginning of the fiscal year through July 23, 2013.

●	David P. Bresemann, our Senior Vice President and Chief Product Officer.

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●	Geir Førre, our Senior Vice President and General Manager of our Microcontroller Products. Mr. Førre joined Silicon Laboratories on July 1, 2013 following the company’s acquisition of Energy Micro AS.

Mr. Bresemann and Mr. Førre both remained important employees but ceased to be executive officers on December 12, 2013 due to organizational changes.

●	Paul V. Walsh, Jr., our former Senior Vice President and Chief Financial Officer (“CFO”). Mr. Walsh served as CFO from the beginning of the fiscal year through February 22, 2013.

We refer to these executive officers and former executive officers collectively in this Proxy Statement as the “Named Executive Officers.”

This Compensation Discussion and Analysis describes the material elements of our compensation program for the Named Executive Officers during 2013 as administered by the Compensation Committee of our Board of Directors (the “Compensation Committee”). It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices, with respect to Named Executive Officers. Finally, it explains how and why the Compensation Committee arrived at the specific compensation decisions for our Named Executive Officers in 2013, and discusses the key factors that the Compensation Committee considered in determining their compensation.

2013 Business Results

In 2013, strong revenue ramps in new products offset secular declines in maturing products, which were most significant in the first half of the year. Revenue of $580 million grew 3% from 2012. Non-GAAP gross margin was just slightly below our target of 62 percent. Operating expenses increased in the second have half of the year with our acquisition of Energy Micro, with some offset in SG&A driven by reduced legal fees.

Silicon Laboratories was founded on principles of conservative financial management, and has shown impressive operating performance through semiconductor cycles. As a result, the Company’s cash flow from operations has been positive for nearly every quarter since it went public in 2000. Strong cash generation enabled the company to fund the acquisition of Energy Micro as well as repurchase approximately $26 million in shares. The company ended the year with approximately $286 million in cash, cash equivalents and investments.

2013 Business Highlights:

●
We completed the strategic acquisition of Energy Micro, an industry leader in energy-friendly ARM-based solutions for the Internet of Things (IoT). The Energy Micro acquisition brings a leading brand and nearly 250 ARM Cortex-M based MCU products to our Broad-based portfolio.

●
We introduced our new CMEMS® technology platform, bringing the benefits of single-chip CMOS+MEMS integration to the timing market, with the industry’s first monolithic, single-die implementation of MEMS structures directly on top of mainstream CMOS die. Our new CMEMS oscillator family is an important innovation for the timing market, offering a superior solution to quartz-based oscillators in high-volume, cost-sensitive applications where reliability, stability, size and cost are essential.

●	Our broad-based products totaled about 49 percent of revenue in 2013, making this product area the largest in our portfolio.

●	We increased our number one market share position of our silicon TV tuner solutions representing more than 45% of the overall market.

●	We continue to enjoy strong design win activity with 25% growth relative to 2012.

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Significant Executive Compensation Actions

Our Compensation Committee, which consists entirely of independent directors, sets the compensation of our Named Executive Officers. For 2013, the Compensation Committee took the following actions with respect to the compensation of our Named Executive Officers:

●	increased base salaries to bring them to the approximate median level of the market data (as adjusted to reflect the factors described under “Compensation-Setting Process” below);

●	approved cash incentive award targets tied to our 2013 financial performance (such awards to our continuing Named Executive Officers ultimately paid out at 51% of the targeted amounts);

●
approved long-term incentive compensation, in the form of a combination of restricted stock unit and market stock unit awards in March 2013 to further align the incentives of the executives and stockholders, retain key employees, and reward performance; and

●	changed the scaling chart for market stock units to provide that the Company’s stock performance must exceed the index by 25 points in order to reach the full targeted payout.

Significant Corporate Governance Standards

We have endeavored to maintain high standards in our executive compensation and governance practices. The following policies remained in effect in 2013:

●	We do not provide excise tax gross-ups in the event of a change in control.

●	All change in control agreements contain double trigger (rather than single trigger) change in control provisions.

●	We have stock ownership guidelines for our CEO that require the holding of shares of our common stock with a value equal to a multiple of three times his base salary (following a phase-in period).

●
We have stock ownership requirements for our Board of Directors to require the holding of shares of our common stock with a value equal to three times their annual cash retainer (following a phase-in period).

●
We do not provide significant perquisites or other personal benefits to our executive officers. Other than an annual physical examination paid for by the Company, our executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other salaried employees.

●	We have operated with the roles of Chairman of the Board and Chief Executive Officer separated for several years.

●	We do not offer retirement plans or nonqualified deferred compensation plans or arrangements to our executive officers, other than the 401(k) plan offered to our other salaried employees.

●	The compensation consultant engaged by the Compensation Committee does not provide any other services to the Company.

●
We conduct an annual review of our compensation programs for executive officers and other employees to assess the level of risk associated with those programs and the effectiveness of our policies and practices for monitoring and managing these risks.

●
We have also adopted a recoupment (or clawback) policy to provide for recovery of incentive compensation from any executive officer whose fraud or willful misconduct results in a restatement of our financial results.

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Compensation Philosophy

Our executive compensation program supports our short-term and long-term strategic and operational goals and values and is intended to attract, motivate, and retain talented individuals to serve as our executive officers. The Compensation Committee designs the various components of our executive compensation program to support our culture and efforts to remain a growth company with strong profitability.

Compensation-Setting Process

Role of Compensation Committee. The Compensation Committee is responsible for administering our executive compensation program, as well as determining and approving the compensation for our Named Executive Officers. The Compensation Committee regularly reports to our Board of Directors on its deliberations and actions.

The Compensation Committee uses a balanced approach to set the compensation of our executive officers, with each primary direct component of compensation (base salary, annual cash incentive awards, and long-term incentive compensation) designed to play a specific role in achieving this objective. The Compensation Committee determines the compensation of each executive officer with respect to each compensation component based, in part, on its own analysis of competitive market data and the recommendations of our CEO, both as described below.

The Compensation Committee exercises its own judgment in making its compensation decisions and may accept or reject our CEO’s recommendations. In addition, the Compensation Committee receives input from its compensation consultant and meets in executive session (without our CEO present) prior to making its final determinations regarding compensation.

Differences in compensation among our executive officers are the result of the Compensation Committee’s exercise of its judgment, following its review of our CEO’s recommendations, its analysis of competitive market data and its consideration of overall Company performance, competitive pressures, business conditions, the value of current equity holdings and the potential financial impact of its compensation decisions. The key factors in the variance in compensation levels among our executive officers are differences in the competitive market data for each position and differences in each executive officer’s individual performance.

In determining the compensation of our CEO, the Compensation Committee consults with the other independent members of our Board of Directors, assesses our CEO’s individual performance, and considers competitive market data and the other factors described above.

The Committee did not establish a specific target percentile for the target compensation of our Named Executive Officers. The various factors described above provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each Named Executive Officer. No single factor was determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.

The Committee also noted that our stockholders approved our executive compensation practices pursuant to the advisory vote at our 2013 annual stockholders meeting, and the Committee believes that our compensation practices are at least as favorable to the Company as those that were previously approved.

Role of Management. In carrying out its responsibilities, the Compensation Committee works with members of our management, including our CEO. Typically, our management assists the Compensation Committee by providing information on Company performance and its perspective on compensation matters. Our CEO generally attends Compensation Committee meetings (except with respect to discussions involving his own compensation).

Typically, our CEO formulates recommendations for the Compensation Committee with respect to the compensation of our executive officers (except with respect to his own compensation) based on a review of the competitive market data developed by the Compensation Consultant, his performance evaluation of each executive officer and other considerations, including competitive pressures, business conditions, the value of current equity holdings, each individual’s tenure, compensation history, prior experience, distinctive value to the Company, variances in job responsibilities relative to similarly titled executives at other companies, the appropriate mix of compensation components, the Company’s overall performance and the potential financial impact (including dilution and compensation cost) associated with their compensation. Our CEO does not use a specific formula to weight these various factors.

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Our CEO conducts this assessment with the assistance of our Vice President of Human Resources. Our CEO then makes formal recommendations to the Compensation Committee regarding adjustments to base salary, annual cash incentive award opportunities and equity awards for our executives (except with respect to his own compensation). Our CEO also recommends performance measures and related target levels for annual cash incentive awards and equity awards (except with respect to his own compensation).

While the Compensation Committee solicits and reviews our CEO’s recommendations and proposals with respect to compensation-related matters, the Compensation Committee only uses these recommendations and proposals as one factor in making its own compensation decisions for our executive officers.

Role of Compensation Consultant. The Compensation Committee is authorized to retain the services of compensation consultants and other advisors from time to time, as it sees fit, in connection with the administration of our executive compensation programs.

The Compensation Committee retained Compensia, Inc., a national compensation consulting firm providing executive compensation advisory services (“Compensia”), to provide competitive market data and analysis regarding material elements of compensation, including base salary, cash incentives and equity incentives. Compensia served at the discretion of the Compensation Committee. Compensia did not provide any other services to the Company in 2013.

With the approval of the Compensation Committee, Compensia also provides our CEO and our Vice President of Human Resources with market data regarding compensation for our executive officers so that our CEO’s compensation recommendations to the Compensation Committee are consistent with our compensation philosophy.

Competitive Positioning. The Compensation Committee believes it is in the best interests of our stockholders to ensure that our executive compensation is competitive with that of other companies of similar size and complexity. At the end of 2012, the Compensation Committee directed Compensia to use data gathered from the 2012 Radford Executive Compensation Survey and publicly-available information from the following companies to identify and analyze the competitive market for executive compensation:

Cavium Inc.	Intersil Corporation
Cirrus Logic	Microchip Technology Inc.
Cree, Inc.	Microsemi Corporation
Cypress Semiconductor Corporation	PMC-Sierra Inc.
Diodes Incorporated	Power Integrations Inc.
Hittite Microwave Corporation	RF Micro Devices, Inc.
Integrated Device Technology, Inc.	Semtech Corporation

Compensation Elements

The primary direct components of our executive compensation program are base salary, annual cash incentive awards and equity awards. The Compensation Committee does not use a prescribed formula for allocating compensation between annual and long-term compensation, between cash and non-cash compensation, or among different forms of non-cash compensation.

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Base Salary. The 2013 base salaries are set forth in the following table:

Named Executive Officer	2012 Base Salary ($) (1)	Percentage Increase	2013 Base Salary ($)

G. Tyson Tuttle	450,000	0.0%	450,000
William G. Bock	n/a	n/a	375,000
John C. Hollister (2)	n/a	n/a	300,000
Kurt W. Hoff	295,000	8.5%	320,000
Jonathan D. Ivester	295,000	8.5%	320,000
David P. Bresemann	290,000	10.3%	320,000
Geir Førre (3)	n/a	n/a	256,768
Paul V. Walsh, Jr.	300,000	6.7%	320,000

(1)	The actual base salaries paid to the Named Executive Officers during 2013 are set forth in the Summary Compensation Table below.

(2)	On June 30, 2013, John Hollister was promoted to Chief Financial Officer.

(3)
Geir Førre joined Silicon Laboratories as Senior Vice President and General Manager of Microcontroller Products on July 1, 2013 following the company’s acquisition of Energy Micro AS. For the purposes of the salary table above, Mr. Førre’s salary was converted from NOK to USD using an exchange rate of .1632. This was the exchange rate in effect on December 28, 2013, the last day of our fiscal year.

Annual Cash Incentive Awards. Each year, the Compensation Committee adopts a bonus plan (the “Bonus Plan”) to reward exceptional performance and align the financial incentives of our Named Executive Officers with our short-term operating plan and long-term strategic objectives and the interests of our stockholders. The Compensation Committee approves the design, structure, and performance objectives, as well as each objective’s relative weighting, under the Bonus Plan. The Compensation Committee designs the Bonus Plan to pay each executive officer up to 150% of his target annual cash incentive award opportunity for outstanding performance. Consistent with our “pay-for-performance” philosophy, however, no payment is guaranteed if an executive officer fails to meet the minimum established performance objectives for his award opportunity under the Bonus Plan. In 2013, the Compensation Committee established a target annual cash incentive award opportunity under the Bonus Plan for each of our Named Executive Officers (other than our Former CEO) as a specified percentage of his or her base salary.

Corporate Performance Measures. Typically, the Compensation Committee establishes one or more corporate financial metrics tied to our annual operating plan as the principal measures for determining each executive officer’s annual cash incentive award. For 2013, consistent with our business strategy, the Compensation Committee established adjusted diluted earnings per share, adjusted revenue and adjusted gross margin as a percentage of adjusted revenue as the principal corporate financial metrics. For this purpose, “adjusted diluted earnings per share,” “adjusted revenue” and “adjusted gross margin” mean diluted earnings per share, revenue and gross margin (as a percentage of adjusted revenue) as determined under generally accepted accounting principles modified for acquisition-related items, headquarters purchase items, excluded tax benefits, and termination costs and impairments. These adjustment items are excluded because they are out of the ordinary course of business and are not included in our annual operating plan. For purposes of cash incentive awards, the Compensation Committee reserves the authority to determine whether to exclude any item when making adjustments from the corresponding GAAP metric. To reflect their functional roles and responsibilities and in addition to their MBOs discussed below, the Compensation Committee established corporate financial metrics as set forth in the table below for the purpose of determining the annual cash incentive awards for the Named Executive Officers. With respect to each of these corporate financial metrics, the percentage payout was to be determined using a sliding scale based on actual performance, with no minimum payout and a maximum payout of 150% of the portion of the executive’s target annual cash incentive award opportunity based on corporate metrics for above-target performance.

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Individual Performance Measures. To achieve our compensation objective of rewarding individual performance, our CEO, as authorized by the Compensation Committee, established individual performance objectives (“MBOs”) for certain of our Named Executive Officers. These performance objectives varied among these individuals according to the functional role and responsibility of each Named Executive Officer. For 2013, these MBOs for our continuing Named Executive Officers were as follows:

●
Mr. Bresemann – MBOs for our Chief Product Officer included the following categories: product line development, strategy and new product initiatives, execution and productivity goals and organizational development.

●
Mr. Førre – MBOs for our Senior Vice President and General Manager included the following categories: product line development, strategy and new product initiatives, execution and productivity goals and organizational development.

●
Mr. Ivester – MBOs for our Senior Vice President of Worldwide Strategic Operations included the following categories: cost reduction projects, supply chain management, product support, process improvements and organizational development.

For 2013, the target annual cash incentive award opportunities, corporate financial metrics, and the relative weighting between corporate and individual performance objectives in their capacities as Named Executive Officers were as follows:

Named Executive Officer	Target Annual Cash Incentive Award Opportunity (as a Percentage of Base Salary) (%)	Performance Metrics	Weighting %
G. Tyson Tuttle	125	Adjusted Diluted EPS	100
William G. Bock (Beginning February 22, 2013)	100	Adjusted Diluted EPS	100
John C. Hollister (Beginning June 30, 2013)	75	Adjusted Diluted EPS	100
Kurt W. Hoff	100	Adjusted Revenue	100

Jonathan D. Ivester	75	Adjusted Revenue	30
		Adjusted Gross Margin	30
		MBOs	40
David P. Bresemann	75	Adjusted Revenue Adjusted Gross Margin Adjusted Diluted EPS MBOs	20 20 20 40
Geir Førre (Beginning July 1, 2013)	75	Adjusted Revenue MBOs	50 50

Award Decisions and Analysis. To ensure a direct correlation between our short-term performance and our actual business results, the Compensation Committee makes quarterly and annual payments to our Named Executive Officers under the Bonus Plan. Each fiscal quarter, bonus payments are made to the extent we have achieved our pre-established corporate financial metrics. In addition, the Compensation Committee (based primarily on the CEO’s recommendation) typically determines the level of achievement of the applicable MBOs at the conclusion of the fiscal year and the associated payments under the Bonus Plan are made shortly after the end of the fiscal year.

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Our Board of Directors and the Compensation Committee may exercise discretion either to make payments absent attainment of the relevant performance metric target levels or to reduce or increase the size of any award payment. Neither the Board of Directors nor the Compensation Committee exercised such discretion in 2013.

For each of the Named Executive Officers, the portion of his target annual cash incentive award opportunity that was attributable to these corporate financial metrics was allocated over the four fiscal quarters of 2013 in proportion to the amount of revenue that we estimated we would generate in each such quarter as reflected in our 2013 annual operating plan approved by our Board of Directors. Our Board of Directors established quarterly target levels with respect to the annual operating plan for each of the corporate financial metrics. We set these target levels to be challenging, but achievable. As evidence of the challenging nature of our performance targets, our executive officers received aggregate annual cash incentive awards that were less than their target award opportunity in three out of the last five years.

Appendix I provides a reconciliation of GAAP and non-GAAP financial measures and shows the corporate financial metric targets and actual performance against those targets for 2013.

The resulting payments to the continuing Named Executive Officers were as follows:

Named Executive Officer	Target Bonus as a Percent of Base Salary (%)	Actual Bonus as a Percent of Base Salary (%)

G. Tyson Tuttle	125	39
William G. Bock	100	21
John C. Hollister (Beginning June 30, 2013)	75	0
Kurt W. Hoff	100	79
Jonathan D. Ivester	75	66
David P. Bresemann	75	58
Geir Førre (Beginning July 1, 2013)	75	59

The cash incentive awards paid to the Named Executive Officers during 2013 are set forth in the Summary Compensation Table below.

Long-Term Incentive Compensation. The Compensation Committee uses long-term incentive compensation, typically in the form of equity awards, for our Named Executive Officers, to retain talent, to align their interests with the interests of our stockholders and to provide incentives that we believe encourage behaviors that will maximize stockholder value. For 2013, the Compensation Committee approved the use of a mix of market stock units (“MSUs”) and restricted stock units (“RSUs”).

MSU Awards. The MSUs awarded in 2013 compare our total stockholder return (“TSR”) over a three-year performance period (commencing at the beginning of our fiscal 2013 and ending at the end of our fiscal 2015) against an established technology sector index (the Philadelphia Semiconductor Sector Total Return Index) and provide payments based on our performance over such period using a scaled measurement. A payment equal to the target units can only be earned if our TSR exceeds the index results by 25 points. Where our TSR is either greater or lower than the index results, payment is scaled 1.54 to 1. For example, when our performance is equal to the index results, payments are 61.5% of the target units. In the event of performance of 50 points better than the index, participants will receive 138.5% of the target number of MSUs. This 1.54 to 1 scale was designed to provide for a range of payment outcomes to incentive performance. The Compensation Committee believes that the use of MSUs will further promote the achievement of our long-term strategic and operational objectives by strengthening the link to stockholder value creation.

RSU Awards. The RSUs awarded in 2013 provide a retention incentive and align the interests of our executive officers with those of our stockholders. These RSUs generally vest as to all of the underlying shares of common stock on the third anniversary of the date of grant.

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The following RSU and MSU awards were granted to the Named Executive Officers on March 15, 2013:

	RSU Awards		MSU Awards
Named Executive Officer	Number of Shares (#)	Grant Date Value ($)	Nominal Number of Shares (#)	Grant Date Value ($)
G. Tyson Tuttle	34,433	1,420,017	43,041	1,326,093
William G. Bock	17,459	720,009	--	--
Kurt W. Hoff	12,125	500,035	12,125	373,571
Jonathan D. Ivester	9,700	400,028	12,125	373,571
David P. Bresemann	9,700	400,028	12,125	373,571

The following additional awards were granted:

●
Mr. Bock also received a grant of 35,000 RSUs with a grant date fair value of $1,449,350, and 25,000 MSUs with a grant date fair value of $862,000 that has a performance period beginning on the date of grant and ending on the third anniversary of the grant date in connection with his promotion to President.

●
Upon his promotion to Senior Vice President and CFO, Mr. John C. Hollister received a grant of 15,000 RSUs with a grant date fair value of $621,150, and 20,000 MSUs with a grant date fair value of $689,600 that has a performance period beginning on the date of grant and ending on the third anniversary of the grant date.

●	Upon his appointment as Senior Vice President and General Manager, Mr. Geir Førre received a grant of 64,074 RSUs with a grant date fair value of $2,750,056.

Post-Employment Compensation

Generally, the equity awards granted under the Company’s 2009 Stock Incentive Plan provide for accelerated vesting of any unvested shares in the event that such equity awards are not assumed or replaced by the acquiring entity in connection with a change in control of the Company or the executive officer is demoted, relocated, or terminated other than for misconduct within 18 months following the change in control transaction. We have provided for this treatment based on our belief that such treatment ensures that the executive officers remain focused on their responsibilities in the event of a potential transaction that will result in a significant benefit to our stockholders. The terms and conditions of these acceleration provisions are provided at a level that the Compensation Committee believes to be comparable to those of companies of similar size in our industry sector.

Welfare, Retirement, and Other Benefits

Welfare Benefits. The Company maintains an array of benefit programs to meet the health care and welfare needs of our employees, including medical and prescription drug coverage, dental and vision programs, medical and dependent care flexible spending accounts, short-term disability insurance, long-term disability insurance, accidental death and dismemberment insurance, and group life insurance, as well as customary vacation, paid holiday, leave of absence and other similar policies. Our executive officers, including the Named Executive Officers, participate in these benefit programs on the same general terms as all of our salaried employees.

Retirement Benefits. The Company has established a tax-qualified Section 401(k) retirement savings plan for our employees. Our executive officers, including the Named Executive Officers, are eligible to participate in this plan on the same general terms available to all of our salaried employees. Currently, plan participants are provided with matching contributions that are subject to time-based vesting conditions. It is intended that this plan qualify under Section 401(a) of the Internal Revenue Code so that contributions by participants to the plan, and income earned on plan contributions, are not taxable to participants until withdrawn from the plan. Our executive officers, including the Named Executive Officers, do not receive any retirement benefits beyond those generally available to our salaried employees.

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Perquisites and Other Personal Benefits. In addition to the general welfare benefits described above, the Compensation Committee has determined that we provide our executive officers, including the Named Executive Officers, with an annual physical examination beyond the benefit provided under our standard health care plans.

The Compensation Committee does not view perquisites or other personal benefits as a significant component of our executive compensation program and, except as described in the preceding paragraph, did not provide any perquisites or other personal benefits to our executive officers during 2013.

Income Tax and Accounting Considerations

Deductibility of Executive Compensation. In determining which elements of compensation are to be paid, and how they are weighted, the Compensation Committee takes into account the implications of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). Generally, Section 162(m) prohibits us from taking a federal income tax deduction for remuneration in excess of $1 million paid to our Chief Executive Officer and each of the other three most highly-compensated executive officers (not including the chief financial officer) of the Company in a taxable year. Remuneration in excess of $1 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code. In this regard, the compensation income realized upon the exercise of stock options granted under a stockholder-approved stock option plan generally will be deductible so long as the options are granted by a committee whose members are non-employee directors and certain other conditions are satisfied.

The Compensation Committee’s policy is to qualify, to the extent practicable, the compensation of our executive officers for deductibility under applicable tax laws. The Compensation Committee believes that its primary responsibility is to provide a compensation program to meet our stated business objectives, however, and, thus, reserves the right to pay compensation that is not tax-deductible if it determines that such a payment is in the best interests of the Company and our stockholders.

Accounting Treatment of Executive Compensation. The Company follows Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”), formerly known as SFAS 123(R), for our stock-based awards. ASC Topic 718 requires companies to measure the compensation cost for all stock-based awards made to employees (including our executive officers) and directors, including stock options and restricted stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards. ASC Topic 718 also requires companies to recognize the compensation cost of their stock-based awards in their income statements over the period that an executive officer is required to render service in exchange for his or her award.

Compensation Committee Report on Executive Compensation

We, the Compensation Committee of the Board of Directors, have reviewed and discussed the Compensation Discussion and Analysis within the Executive Compensation section of this Proxy Statement with the management of the Company. Based on such review and discussion, we are of the opinion that the executive compensation policies and plans provide appropriate compensation to properly align Silicon Laboratories’ performance and the interests of its stockholders through the use of competitive and equitable executive compensation in a balanced and reasonable manner, for both the short- and long-term. Accordingly, we have recommended to the Board of Directors that the Compensation Discussion and Analysis be included as part of this Proxy filing.

Submitted by the Compensation Committee of the Board of Directors:

Laurence G. Walker (Chairman) Harvey B. Cash William P. Wood

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Summary Compensation

The following table provides compensation information for our Named Executive Officers for fiscal 2013.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation		All Other Compensation	Total
		($)		($)	($)(1)	($)(1)	($)(2)		($)(3)	($)
G. Tyson Tuttle Chief Executive Officer	2013	450,000		-	2,746,110	-	175,626		5,672	3,377,408
and Director	2012 2011	428,462 345,500		- -	3,553,376 5,344,435	- -	569,009 117,421		5,672 5,940	4,556,519 5,813,296
William G. Bock(4) President	2013 2012 2011	302,885 13,077 338,846		- - -	3,031,359(5) - 692,945	- - -	66,968 - 87,933		672 940 5,940	3,401,884 - 692,945
John C. Hollister(6) Chief Financial Officer and Senior Vice President	2013 2012 2011	270,340			1,535,779(7)	- - -	40,074		5,605	1,851,798
Kurt W. Hoff(8) Senior Vice President of	2013	316,154		-	873,606	-	253,002		5,645	1,448,407
Worldwide Sales	2012	295,000		-	610,577	-	198,264		5,595	1,109,436
	2011	293,962		-	690,959	-	86,507		5,858	1,077,286
Jonathan D. Ivester Senior Vice President of Strategic Operations	2013 2012 2011	316,154 295,000 293,962		- - -	773,599 481,343 518,285	- - -	210,663 198,264 89,248		645 595 858	1,301,061 975,202 902,353
David P. Bresemann Senior Vice President and Chief Product Officer	2013 2012 2011	315,385 290,000		- -	773,599 661,462	- -	185,509 217,926		5,645 5,585	1,280,138 1,174,973
Geir Førre(9) Senior Vice President and General Manager, Microcontroller Products	2013 2012 2011	128,384 - -	(10)	- - -	2,750,056 - -	- - -	75,078 - -	(11)	1,537 - -	2,959,173 - -
Paul V. Walsh, Jr.(12) Former Chief Financial Officer and Senior Vice President	2013 2012 2011	107,694 300,000 279,039		- - -	- 745,345 1,694,424	- - -	- 262,072 54,322		247 5,605 5,850	107,941 1,313,022 2,033,635

(1)
Amounts shown do not reflect compensation actually received by the Named Executive Officer, but represent the grant date fair value as determined pursuant to ASC Topic 718 (disregarding any estimate of forfeitures). The assumptions underlying the calculation under ASC Topic 718 are discussed under Note 13, Stock-Based Compensation, in our Form 10-K for the fiscal year ended December 28, 2013.

(2)
Represents amounts earned under the 2013 Bonus Plan for services rendered in fiscal 2013, 2012 Bonus Plan for services rendered in fiscal 2012, the 2011 Bonus Plan for services rendered in fiscal 2011.

(3)	Consists of payments by us for Company-paid life insurance premiums and employer matching contributions into the Company’s 401(k) Plan, unless noted otherwise.
(4)
Mr. Bock served as Senior Vice President, Finance and Administration and Chief Financial Officer until August 6, 2011. From August 7, 2011 to December 31, 2011, Mr. Bock served as Senior Vice President, Finance and Administration. Mr. Bock served as Interim Chief Financial Officer from February 22, 2013 through June 29, 2013. Since June 30, 2013, Mr. Bock has served as President. Additionally, Mr. Bock has served as a Director since July 2011. Mr. Bock did not receive any compensation for his services as Director while serving as an employee. During fiscal 2012, Mr. Bock received $35,000 for his service as a Director.

(5)	Includes the grant date fair values of RSUs, $720,009 that were awarded to Mr. Bock upon his appointment as Interim Chief Financial Officer of the Company.
(6)
Mr. Hollister served as our Vice President of Business Development from the beginning of our fiscal year through June 29, 2013. On July 30, 2013, Mr. Hollister was promoted to Senior Vice President and Chief Financial Officer.

(7)	Includes grant date fair value of RSUs, $225,029, awarded to Mr. Hollister prior to his promotion to Chief Financial Officer and Senior Vice President.
(8)	Mr. Hoff served as the Company’s Vice President of Worldwide Sales until April 26, 2012. Since April 27, 2012, Mr. Hoff has served as the Company’s Senior Vice President of Worldwide Sales.
(9)	Mr. Førre joined Silicon Laboratories as Senior Vice President and General Manager of Microcontroller Products on July 1, 2013 following the company’s acquisition of Energy Micro AS.

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(10)
Mr. Førre’s base salary was paid to him in NOK. For the purpose of reporting Mr. Førre’s compensation in the Summary Compensation Table, his base salary was converted from NOK to USD using an exchange rate of .1632. This was the exchange rate in effect on December 28, 2013, the last day of our fiscal year.

(11)
Mr. Førre was paid NOK 460,034 in non-equity incentive plan payments for fiscal 2013. For the purpose of reporting Mr. Førre’s compensation in the Summary Compensation Table, his non-equity incentive plan payments were converted from NOK to USD using a currency conversion rate of .1632. This was the exchange rate in effect on December 28, 2013, the last day of our fiscal year.

(12)	Mr. Walsh served as our Senior Vice President and Chief Financial Officer from the beginning of our fiscal year through February 21, 2013.

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  Grants of Plan-Based Awards

The following table contains information concerning all equity and non-equity plan-based awards granted during fiscal 2013 to our Named Executive Officers. All equity plan-based awards were granted under our 2009 Stock Incentive Plan and all non-equity plan-based awards were granted under our 2013 Bonus Plan.

GRANTS OF PLAN-BASED AWARDS TABLE FOR FISCAL 2013
Name	Grant Date	Estimated Future Payouts Under Non-equity Incentive Plan Awards (1) ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (2) (#)			All Other Stock Awards: Number of Shares of Stock or Units (3) (#)	Grant Date Fair Value of Stock and Option Awards (4) ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
G. Tyson Tuttle	3/15/2013	13,356	562,500	843,750	-	43,041	86,082	34,433	2,746,110
William G. Bock	6/30/2013 3/15/2013	3,620	322,163	483,245	- -	25,000 -	50,000 -	35,000 17,459	2,311,350 720,009
John Hollister	6/30/2013 2/15/2013	5,697	115,640	173,460	-	20,000	40,000	15,000 5,185	1,310,750 225,029
Kurt W. Hoff	3/15/2013	7,598	320,000	480,000	-	12,125	24,250	12,125	873,606
Jonathan D. Ivester	3/15/2013	1,710	240,000	312,000	-	12,125	24,250	9,700	773,599
David P. Bresemann	3/15/2013	1,140	240,000	312,000	-	12,125	24,250	9,700	773,599
Geir Førre(5)	7/1/2013	2,464	96,288	120,360	-	-	-	64,074	2,750,056

(1)
Amounts shown represent amounts that were available under the 2013 Bonus Plan. Actual bonuses received under the 2013 Bonus Plan by the executive officers are reported in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)	Represents market stock units where the target amount set forth above is subject to adjustment based upon our stock price performance relative to an established semiconductor index.
(3)	Represents restricted stock units.
(4)
Includes grant date fair value of both the market stock units and restricted stock units. A discussion of the assumptions underlying the calculation under ASC Topic 718 are discussed under Note 13, Stock-Based Compensation in our Form 10-K for the fiscal year ended December 28, 2013.

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(5)
Mr. Førre’s non-equity incentives were paid to him in NOK. For the purpose of reporting Mr. Førre’s information in the table above, his non-equity amounts were converted from NOK to USD using an exchange rate of .1632. This was the exchange rate in effect on December 28, 2013, the last day of our fiscal year.

Outstanding Equity Awards at Fiscal Year-End

The following table shows all holdings of unexercised stock options and unvested restricted stock units for each of our Named Executive Officers as of December 28, 2013.

OUTSTANDING EQUITY AWARDS AT FISCAL 2013 YEAR-END TABLE
	Option Awards				Stock Awards
	Number of Securities							Equity Incentive Plan Awards:
	Underlying Unexercised				Number of		Market	Number of		Market or Payout
	Options (#)				Shares or		Value of	Unearned		Value of Unearned
			Option		Units of		Shares or	Shares, Units or		Shares, Units or
			Exercise	Option	Stock That		Units That	Other Rights		Other Rights That
			Price	Expiration	Have Not		Have Not	That Have Not		Have Not Vested
Name	Exercisable	Unexercisable	($)	Date	Vested (#)		Vested ($)	Vested (#)		($)
G. Tyson Tuttle	13,000	-	32.11	2/15/2017	83,101	(1)	3,519,327	113,494	(2)	4,806,471
	11,511	-	31.96	2/15/2018
William G. Bock	5,000	-	50.03	4/29/2014	50,518	(3)	2,139,437	25,000	(4)	1,058,750
	125,000	-	32.98	11/08/2016
	5,000	-	32.11	2/15/2017
	21,250	-	31.96	2/15/2018
John C. Hollister	5,400	-	52.91	3/15/2014	29,678	(5)	1,256,863	20,000	(6)	847,000
	4,600	-	52.91	3/15/2014
Kurt W. Hoff	7,607	-	34.29	1/03/2015	26,697	(7)	1,130,618	23,625	(8)	1,000,519
	12,393	-	34.29	1/03/2015
	50,000	-	34.60	7/02/2017
	17,500	-	31.96	2/15/2018
Jonathan D. Ivester	8,907	-	33.17	8/10/2014	22,435	(9)	950,122	19,725	(10)	835,354
	15,590	-	36.81	12/19/2015
		-
David P. Bresemann	2,377	-	36.81	12/19/2015	24,283	(11)	1,028,385	23,925	(12)	1,013,224
	11,334	-	32.11	2/15/2017
	15,053	-	31.96	2/15/2018
		-
Geir Førre	-	-			64,074	(13)	2,713,534

Paul V. Walsh, Jr.	-	-	-	-	-			-		-

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(1)
Represents 8,376 RSUs granted on February 15, 2011, 33,334 RSUs granted on May 12, 2011, 6,958 RSUs granted on February 29, 2012 and 34,433 RSUs granted on March 15, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 8,376 on the third anniversary of the grant date; 33,334 on May 15, 2014; 6,958 on February 15, 2015 and 34,433 on February 15 in the third year following the year in which the award was granted, respectively.

(2)
Represents 3,700 MSUs granted on February 15, 2011, 6,800 MSUs granted on February 29, 2012, 59,953 MSUs granted on April 19, 2012 and 43,041 MSUs granted on March 15, 2013. Assuming continued service, the MSUs associated with these grants vest as follows: on January 31, 2014, on January 31, 2015, on May 15, 2015 and on January 31, 2016, respectively, with the actual payout contingent upon meeting certain performance criteria.

(3)
Represents 11,153 RSUs granted on February 15, 2011, 4,365 RSUs granted on March 15, 2013 and 35,000 RSUs granted on June 30, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 11,153 on the third anniversary of the grant date; 1,455 monthly on January 15, 2014, on February 15, 2014 and on March 15, 2014 and 17,500 on each of June 30, 2015 and June 30, 2016, respectively.

(4)
Represents 25,000 MSUs granted on June 30, 2013. Assuming continued service, the MSUs associated with this grant vest on July 31 in the third year following the year in which the award was granted, with the actual payout contingent upon meeting certain performance criteria.

(5)
Represents 3,937 RSUs granted on February 15, 2011, 5,556 RSUs granted on July 15, 2012, 5,185 RSUs granted on February 15, 2013 and 15,000 RSUs granted on June 30, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 3,937, 5556, and 5,185 on the third anniversary of the grant date and 5,000 on each of June 30, 2014, June 30, 2015 and June 30, 2016, respectively.

(6)
Represents 20,000 MSUs granted on June 30, 2013. Assuming continued service, the MSUs associated with this grant vest on July 31 in the third year following the year in which the award was granted, with the actual payout contingent upon meeting certain performance criteria.

(7)
Represents 9,185 RSUs granted on February 15, 2011, 5,387 RSUs granted on February 29, 2012, and 12,125 RSUs granted on March 15, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 9,185 on the third anniversary of the grant date and 5,387 and 12,125 on February 15 in the third year following the year in which the award was granted, respectively.

(8)
Represents 5,500 MSUs granted on February 15, 2011, 6,000 MSUs granted on February 29, 2012 and 12,125 MSUs granted on March 15, 2013. Assuming continued service, the MSUs associated with these grants vest on January 31 in the third year following the year in which the award was granted, with the actual payout contingent upon meeting certain performance criteria.

(9)
Represents 7,348 RSUs granted on February 15, 2011, 5,387 RSUs granted on February 29, 2012 and 9,700 RSUs granted on March 15, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 7,348 on the third anniversary of the grant date and 5,387 and 9,700 on February 15 in the third year following the year in which the award was granted, respectively.

(10)
Represents 3,700 MSUs granted on February 15, 2011, 3,900 MSUs granted on February 29, 2012 and 12,125 MSUs granted on March 15, 2013. Assuming continued service, the MSUs associated with these grants vest on January 31 in the third year following the year in which the award was granted, with the actual payout contingent upon meeting certain performance criteria.

(11)
Represents 8,747 RSUs granted on February 15, 2011, 5,836 RSUs granted on February 29, 2012 and 9,700 RSUs granted on March 15, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 8,747 on the third anniversary of the grant date and 5,836 and 9,700 on February 15 in the third year following the year in which the award was granted, respectively.

(12)
Represents 5,300 MSUs granted on February 15, 2011, 6,500 MSUs granted on February 29, 2012 and 12,125 MSUs granted on March 15, 2013. Assuming continued service, the MSUs associated with these grants vest on January 31 in the third year following the year in which the award was granted, with the actual payout contingent upon meeting certain performance criteria.

(13)
Represents 46,599 RSUs granted on July 1, 2013 and 17,475 RSUs granted on July 1, 2013. Assuming continued service, the RSUs associated with these grants vest as follows: 46,599 on the third anniversary of the grant date and approximately 4,369 on each of July 1, 2014, July 1, 2015, July 1, 2016 and July 1, 2017, respectively.

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Option Exercises and Stock Vested Table

The following table shows gains realized from the exercise of stock options and shares acquired upon the vesting of restricted stock units with respect to our Named Executive Officers during fiscal 2013.

OPTION EXERCISES AND STOCK VESTED TABLE DURING FISCAL 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
G. Tyson Tuttle			47,672	2,000,965
William G. Bock	40,000	360,800	34,256	1,462,923
John C. Hollister			5,979	258,789
Kurt W. Hoff			13,175	571,795
Jonathan D. Ivester	32,000	236,348	9,668	419,591
David P. Bresemann	3,000	30,638	12,881	559,035
Geir Førre
Paul V. Walsh, Jr.	10,146	108,146	6,028	261,615

Potential Payments Upon Termination or Change in Control

Consistent with practices within our industry, we also provide certain post-employment termination benefits. We have implemented these programs in order to ensure we are able to continue to attract and retain top talent as well as ensure that during the uncertainty associated with a potential change in control or succession plan, the executives remain focused on their responsibilities and ensure a maximum return for our stockholders.

Equity Compensation

 At our 2009 annual stockholders’ meeting, our stockholders approved the 2009 Stock Incentive Plan (the “2009 Plan”) and the 2009 Plan became effective immediately. No shares remain issuable under our prior 2000 Stock Incentive Plan (the “2000 Plan”) except for those that were subject to outstanding awards as of the date of approval of the 2009 Plan. The 2009 Plan and the 2000 Plan (together, the “Plans”) govern the equity awards granted to our Named Executive Officers and other participants.

The 2009 Plan and the 2000 Plan include the following general change in control provisions, which may result in the accelerated vesting of outstanding stock options and stock awards:

•
Automatic Acceleration of Awards if not Assumed: In the event that we experience a change in control, the vesting of outstanding equity awards will automatically fully accelerate and any transfer restrictions or repurchase rights will lapse, unless the awards are assumed or replaced by the successor company or otherwise continued in effect.

•
Discretionary Acceleration of Awards: Our Compensation Committee, as plan administrator of the Plans has the authority to accelerate the vesting of all outstanding equity awards at any time, including in the event of a change in control of the Company, by means of a “hostile take-over” or otherwise, whether or not those awards are assumed or replaced or otherwise continued in effect. Under the 2000 Plan, any options so accelerated shall remain exercisable until the expiration or sooner termination of the option term in the case of a hostile take-over.

•
Acceleration Upon Termination After a Change in Control: During a change in control, our Compensation Committee may provide for the acceleration of vesting if a participant (including a Named Executive Officers) is Involuntarily Terminated within a period of 18 months following a change in control. Pursuant to this authority, the terms of the stock options and stock awards granted to the Named Executive Officers and other participants under the Plans provide for such acceleration in vesting in the event of Involuntary Termination within 18 months following a change in control. Under the 2000 Plan, any options so accelerated shall remain exercisable until the earlier of (i) one year from the date of the participant’s termination and (ii) the expiration of the option term in the case of a change of control, and until the expiration or sooner termination of the option term in the case of a hostile take-over. Involuntary Termination includes termination by the successor company for reasons other than misconduct or resignation by the individual following a material reduction in duties, a greater than 15% reduction in compensation, or involuntary relocation by more than 50 miles.

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The following table depicts potential compensation arrangements with our executive officers as a result of a change in control that subsequently results in Involuntary Termination. Such termination is assumed to occur on December 27, 2013, the last business day of our fiscal 2013.

Name	Intrinsic Value of Accelerated Equity(1) ($)

G. Tyson Tuttle	4,551,131
William G. Bock	2,545,150
John C. Hollister	1,581,434
Kurt W. Hoff	1,311,393
Jonathan D. Ivester	1,107,596
David P. Bresemann	1,214,708
Geir Førre	2,713,534

(1)
Value is based upon the closing selling price per share of our common stock on the NASDAQ Global Select Market on the last trading day of fiscal 2013, which was $42.35, less (if applicable) the option exercise price payable per share.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more of its executive officers serving as a member of our Board of Directors or Compensation Committee. No member of the Compensation Committee currently serves as one of our officers or employee. Equity Compensation Plan Information

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As of February 19, 2014, there were 897,869 options outstanding in aggregate under the 2009 Plan with a weighted average exercise price of $34.14 and a weighted average remaining term of 1.99 years, and 2,121,192 full value awards that were unvested and outstanding. The following table provides information as of December 28, 2013 with respect to shares of our common stock that may be issued under our existing equity compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

	A		B		C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights (#)		Weighted Average Exercise Price of Outstanding Options ($)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A) (#)

Equity Compensation Plans Approved by Stockholders (1)	3,170,506	(2)	35.09	(3)	2,326,959	(4)

Equity Compensation Plans Not Approved by Stockholders	-		-		-
Total	3,170,506		35.09		2,326,959

(1)
Consists of our 2000 Stock Incentive Plan, our 2009 Stock Incentive Plan and our 2009 Employee Stock Purchase Plan. No shares remain issuable under our prior 2000 Stock Incentive Plan, except for those that are subject to outstanding awards.

(2)
Includes 2,081,106 shares of common stock subject to full value awards that vest over the holders’ period of continued service and 1,089,400 shares of common stock issuable upon the exercise of stock options with a weighted average remaining term of 1.96 years. Excludes purchase rights accruing under our 2009 Employee Stock Purchase Plan. Under the 2009 Employee Stock Purchase Plan, each eligible employee may contribute up to 15% of his or her base salary to purchase shares of our common stock at semi-annual intervals on the last U.S. business day of April and October each year at a purchase price per share equal to 85% of the lower of (i) the closing selling price per share of our common stock on the employee’s entry date into the two-year offering period in which that semi-annual purchase date occurs and (ii) the closing selling price per share on the semi-annual purchase date.

(3)
Calculated without taking into account 2,081,106 shares of common stock subject to outstanding full value awards that will become issuable as those awards vest without any cash consideration for such shares.

(4)
Consists of shares available for future issuance under our 2009 Stock Incentive Plan and our 2009 Employee Stock Purchase Plan. As of December 28, 2013, an aggregate of 1,691,161 shares of our common stock were available for issuance in connection with future awards under our 2009 Stock Incentive Plan and 635,798 shares of our common stock were available for issuance under our 2009 Employee Stock Purchase Plan.

NO INCORPORATION BY REFERENCE OF CERTAIN PORTIONS OF THIS PROXY STATEMENT

Notwithstanding anything to the contrary set forth in any of our filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate information in this Proxy Statement, neither the Audit Committee Report nor the Compensation Committee Report is to be incorporated by reference into any such filings as provided by SEC regulations. In addition, this Proxy Statement includes certain website addresses intended to provide inactive, textual references only. The information on these websites shall not be deemed part of this Proxy Statement.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board of Directors, the executive officers and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which require them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports which we received from such persons for their fiscal 2013 transactions in the common stock and their common stock holdings and (ii) the written representations received from one or more of such persons, we believe that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by our directors, executive officers and greater than ten percent beneficial owners; except for one Form 3 that was filed on October 29, 2013, two days late, with respect to the initial appointment of Alf-Egil Bogen as director, and one Form 4 that was filed on August 7, 2013, thirty-five days late, with respect to the 10b5-1 plan sale of 1,000 shares on July 1, 2013 by John C. Hollister, CFO and Senior Vice President.

ANNUAL REPORT

A copy of the annual report for fiscal 2013 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The annual report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

FORM 10-K

We filed an annual report on Form 10-K with the SEC on January 31, 2014. Stockholders may obtain a copy of our annual report, without charge, by writing to our Corporate Secretary at our principal executive offices located at 400 West Cesar Chavez, Austin, Texas 78701.

THE BOARD OF DIRECTORS OF SILICON LABORATORIES INC.

Dated: March 6, 2014

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Appendix I: Reconciliation of GAAP to Non-GAAP Financial Measures

The non-GAAP financial measurements provided herein do not replace the presentation of Silicon Laboratories’ GAAP financial results. These non-GAAP measurements merely provide supplemental information to assist investors in analyzing Silicon Laboratories’ financial position and results of operations; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. We are providing this information because it may enable investors to perform meaningful comparisons of operating results, and more clearly highlight the results of core ongoing operations.

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)

Non-GAAP Income Statement Items	Year Ended December 28, 2013
	GAAP Measure	GAAP Percent of Revenue	Termination Costs and Impairments	Acquisition Related Items	Non-GAAP Measure	Non- GAAP Percent of Revenue	Target Measure	Target Percent of Revenue
Revenues	$580,087		$--	$(6,560)	$573,527		$620,008

Gross margin	$352,904	60.8%	$--	$(62)	$352,842	61.5%	$383,470	62.0%

Net income	$49,819		$4,783	$10,131	$64,733		$85,354

Diluted shares outstanding	43,537		--	--	43,537		43,500

Diluted earnings per share	$1.14				$1.49		$1.96

Non-GAAP Income Statement Items	Three Months Ended December 28, 2013
	GAAP Measure	GAAP Percent of Revenue	Termination Costs	Acquisition Related Items	Non-GAAP Measure	Non- GAAP Percent of Revenue	Target Measure	Target Percent of Revenue
Revenues	$146,236		$--	$(4,155)	$142,081		$161,662

Gross margin	$88,598	60.6%	$--	$(850)	$87,748	61.8%	$99,958	62.0%

Net income	$10,642		$1,179	$4,207	$16,028		$24,529

Diluted shares outstanding	43,847		--	--	43,847		43,900

Diluted earnings per share	$0.24				$0.37		$0.56

Non-GAAP Income Statement Items	Three Months Ended September 28, 2013
	GAAP Measure	GAAP Percent of Revenue	Termination Costs	Acquisition Related Items	Non-GAAP Measure	Non- GAAP Percent of Revenue	Target Measure	Target Percent of Revenue
Revenues	$146,933		$--	$(2,405)	$144,528		$156,994

Gross margin	$88,161	60.0%	$--	$788	$88,949	61.5%	$97,191	62.0%

Net income	$6,531		$291	$7,754	$14,576		$21,499

Diluted shares outstanding	43,922		--	--	43,922		43,600

Diluted earnings per share	$0.15				$0.33		$0.49

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Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
 (Continued)

Non-GAAP Income Statement Items	Three Months Ended June 29, 2013
	GAAP Measure	GAAP Percent of Revenue	Termination Costs	Acquisition Related Items	Non-GAAP Measure	Target Measure	Target Percent of Revenue
Revenues	$141,543					$154,137

Gross margin	$88,773	62.7%				$95,290	62.0%

Net income	$12,612		$715	$920	$14,247	$18,815

Diluted shares outstanding	43,269		--	--	43,269	43,300

Diluted earnings per share	$0.29				$0.33	$0.43

Non-GAAP Income Statement Items	Three Months Ended March 30, 2013
	GAAP Measure	GAAP Percent of Revenue	Termination Costs and Impairments	Acquisition Related Items	Non-GAAP Measure	Target Measure	Target Percent of Revenue
Revenues	$145,375					$147,215

Gross margin	$87,372	60.1%				$91,031	62.0%

Net income	$20,034		$2,598	$(2,750)	$19,882	$20,511

Diluted shares outstanding	43,110		--	--	43,110	43,100

Diluted earnings per share	$0.46				$0.46	$0.48

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Appendix II: Silicon Laboratories Inc. Audit Committee Charter

I.           MEMBERSHIP:

The Audit Committee of Silicon Laboratories Inc. (the “Corporation”) shall be comprised of at least three members of the Corporation’s Board of Directors (the “Board”). The members of the Audit Committee shall be appointed by the Board and shall collectively meet the applicable independence, financial literacy and other requirements of The NASDAQ Stock Market (“Nasdaq”) and applicable federal law. Members of the Audit Committee may be removed at any time, with or without cause, by the Board.

II.         QUORUM:

A majority of the members of the Audit Committee shall constitute a quorum.

III.        FREQUENCY:

The Audit Committee shall meet as required either on the dates of regular Board meetings or in special meetings as appropriate.

IV.        PURPOSE:

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Corporation and the audits of the Corporation’s financial statements.

V.         LIMITATIONS:

The Audit Committee shall not have authority to: (1) adopt, amend, or repeal the Corporation’s Bylaws; (2) fill vacancies on the Audit Committee or change its membership; (3) amend the Corporation’s Certificate of Incorporation; (4) act on matters assigned to other committees of the Board; or (5) take any action prohibited by the Corporation’s Certificate of Incorporation, Bylaws or applicable law.

VI.        MINUTES:

Minutes will be kept of each meeting of the Audit Committee and will be provided to each member of the Board upon request. Unless otherwise restricted by the Corporation’s Certificate of Incorporation or Bylaws, any action that may be taken at any meeting of the Audit Committee may be taken without a meeting, if all members of the Audit Committee consent thereto in writing, and the writing is filed with the minutes of proceedings of such committee. Any action of the Audit Committee shall be subject to revision, modification, rescission, or alteration by the Board, provided that no rights of third parties shall be affected by any such revision, modification, rescission, or alteration.

VII.      POWERS, RESPONSIBILITIES AND DUTIES:

To fulfill its responsibilities and duties, the Audit Committee shall:

●
Be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, and each such registered public accounting firm must report directly to the Audit Committee. Periodically consider the rotation of the Corporation’s independent auditors.

●	Resolve any disagreements between management and the Corporation’s independent auditors regarding financial reporting.

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●	Review the organization’s annual and quarterly financial statements and quarterly earnings press releases.

●	Pre-approve all auditing and permitted non-audit services to be performed by the Corporation’s auditors.

●
Obtain, on an annual basis, a formal written statement from the independent auditor affirming their independence (as required by applicable standards of the Public Company Accounting Oversight Board or its successor) and delineating all relationships between the auditor and the Corporation that may reasonably be thought to bear on such independence. Discuss with the auditor any disclosed relationships or services that may impact the objectivity and independence of the auditor and take, or recommend that the Board take, appropriate action to oversee the independence of the independent auditor.

●
Following completion of the annual audit, review separately with the independent auditor, the internal auditing department, if any, and management any significant difficulties encountered during the course of the audit.

●
Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, as well as for the confidential, anonymous submission by the Corporation’s employees of concerns regarding questionable accounting or auditing matters.

●	Retain independent counsel, experts and other advisors as the Audit Committee determines necessary to carry out its duties.

●
Receive appropriate funds, as determined by the Audit Committee, from the Corporation for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation, (ii) compensation to any independent counsel, experts and other advisors employed by the Audit Committee, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

●	Review and approve all “related-party transactions” as such term is defined in Item 404 of Regulation S-K.

●	Prepare the report of the Audit Committee required to be included in the Corporation’s annual proxy statement.

●	Review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board.

●
Perform any other activities consistent with this Charter, the Corporation’s Bylaws, Nasdaq rules and governing law, as the Audit Committee or the Board deems necessary or appropriate, including, without limitation, the delegation of authority to one or more members of the Audit Committee of authority to carry out certain activities set forth hereunder.

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Appendix III: 2009 Stock Incentive Plan

SILICON LABORATORIES INC.
2009 STOCK INCENTIVE PLAN
(as Amended and Restated on [●], 2014)

ARTICLE 1.                          PURPOSES OF THE PLAN

The purposes of the Silicon Laboratories Inc. 2009 Stock Incentive Plan (the “Plan”) are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business by linking the personal interests of the Directors, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders.

ARTICLE 2.                          DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Board shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.

2.2           “Award” means an Option, an award of Restricted Stock, a Stock Appreciation Right, an award of Performance Shares, an award of Performance Stock Units, an award of Restricted Stock Units, a Performance-Based Award or any other right or benefit, including any other Award under Article 8, granted to a Participant pursuant to the Plan.

2.3           “Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.4           “Board” means the Board of Directors of the Company.

2.5           “Change in Control” means and includes each of the following:

(a)           A transaction or series of transactions (other than an offering of the Shares to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

                                (b)           During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section XII.C(i) or Section XII.C(iii) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

67

(c)           The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i)           Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii)           After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section XII.C(iii)b as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(d)           The Company’s stockholders approve a liquidation or dissolution of the Company.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change in Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

2.6           “Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.7           “Committee” means the committee of the Board appointed or described in Article 12 to administer the Plan.

2.8           “Common Stock” means the common stock of the Company, par value $0.0001 per share, and such other securities of the Company that may be substituted for the Common Stock pursuant to Article 11.

2.9           “Company” means Silicon Laboratories Inc., a Delaware corporation.

2.10         “Consultant” means any consultant or adviser if: (a) the consultant or advisor renders bona fide services to the Company or any Subsidiary or Affiliate; (b) the services rendered by the consultant or advisor are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (c) the consultant or advisor is a natural person.

2.11         “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.12         “Director” means a member of the Board.

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2.13         “Disability” means that the Participant would qualify to receive benefit payments under the long-term disability policy, as it may be amended from time to time, of the Company or the Subsidiary or Affiliate to which the Participant provides services regardless of whether the Participant is covered by such policy. If the Company or the Subsidiary or Affiliate to which the Participant provides service does not have a long-term disability plan in place, “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Board in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code.

2.14         “Dividend Equivalent Right” means a right granted to a Participant related to the Award of Restricted Stock Units, Performance Shares and/or Performance Units which is a right to receive the equivalent value of dividends paid on the Shares prior to vesting of the Award. Such Dividend Equivalent Rights shall be converted to cash or additional Shares, or a combination of cash and Shares, by such formula and at such time and subject to such limitations as may be determined by the Committee.

2.15         “Eligible Individual” means any person who is an Employee, a Consultant or a Director, as determined by the Committee.

2.16         “Employee” means a full time or part time employee of the Company or any Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or Subsidiary or Affiliate as (a) independent contractors or (b) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise. A Participant shall not cease to be an Employee in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company, a Subsidiary and/or Affiliate. Neither services as a Director nor payment of a director’s fee by the Company or a Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Subsidiary or Affiliate.

2.17         “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding Awards.

2.18         “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.19         “Fair Market Value” means, as of any given date, (a) if Shares are traded on any established stock exchange, the closing price of a Share as quoted on the principal exchange on which the Shares are listed, as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if Shares are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the date immediately prior to such date on which sales prices are reported; or (c) in the absence of an established market for the Shares of the type described in (a) or (b) of this Section 2.19, the fair market value established by the Committee acting in good faith to be reasonable and in compliance with Section 409A of the Code.

Notwithstanding the foregoing, for income tax reporting purposes under U.S. federal, state, local or non-US law and for such other purposes as the Committee deems appropriate, including, without limitation, where Fair Market Value is used in reference to exercise, vesting, settlement or payout of an Award, the Fair Market Value shall be determined by the Company in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

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2.20         “Full Value Award” means any Award other than an (a) Option, (b) SAR or (c) other Award for which the Participant pays (or the value or amount payable under the Award is reduced by) an amount equal to or exceeding the Fair Market Value of the Shares, determined as of the date of grant.

2.21         “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.22         “Independent Director” means a Director of the Company who is not an Employee.

2.23         “Involuntary Termination” shall have the meaning ascribed to such term in the Award Agreement, or if the term is not defined in the Award Agreement, shall mean the termination of the employment or service of any Participant which occurs by reason of:

(a)         such Participant’s involuntary dismissal or discharge by the Company or a Subsidiary or Affiliate for reasons other than Misconduct, or

(b)         such Participant’s voluntary resignation following (A) a change in his or her position with the Company or Subsidiary or Affiliate employing the Participant which materially reduces his or her duties and responsibilities or the level of management to which he or she reports; (B) a reduction in his or her level of total compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) unless such reduction is effectuated as part of a broad-based compensation reduction scheme within the Company and/or its Subsidiaries and Affiliates; (C) a relocation of such Participant’s place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Company without the individual’s written consent; or (D) negotiations between the Participant and the Company and/or Subsidiary or Affiliate employing the Participant in the context of a reduction in force.

2.24         “Misconduct” shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Subsidiary or Affiliate) or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Company (or any Subsidiary or Affiliate) in a material manner, as determined by the Committee, in its sole discretion. This shall not limit the grounds for the dismissal or discharge of any person in the employment or service of the Company (or any Subsidiary or Affiliate).

2.25         “New Pool” shall have the meaning assigned to it in Section 3.1(a) hereof.

2.26         “Non-Employee Director” means a Director of the Company who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor rule.

2.27         “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.28         “Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

2.29         “Participant” means any Eligible Individual who, as a Director, Consultant or Employee, has been granted an Award pursuant to the Plan.

2.30         “Performance-Based Award” means an Award granted pursuant to Article 9.

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2.31         “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: earnings or net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added, sales or revenue, income, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on assets or net assets, return on stockholders’ equity, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per Share, market share, new products, customer penetration, technology and risk management, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group or securities or stock market index. The Committee shall define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

2.32         “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Subsidiary or Affiliate, the performance of a division or a business unit of the Company or a Subsidiary or Affiliate, or the performance of an individual. The Committee, in its discretion, may, to the extent consistent with, and within the time prescribed by, Section 162(m) of the Code, appropriately adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (a) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (b) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

2.33         “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.34         “Performance Share” means a right granted to a Participant pursuant to Section 8.1 hereof, to receive Shares, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.35         “Performance Stock Unit” means a right granted to a Participant pursuant to Section 8.2 hereof, to receive Shares (or value of Shares in cash), the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

2.36         “Plan” means this 2009 Stock Incentive Plan, as it may be amended from time to time.

2.37         “Prior Pool” shall have the meaning assigned to it in Section 3.1(a) hereof.

2.38         “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.39         “Restricted Stock” means Shares awarded to a Participant pursuant to Article 6 that are subject to certain restrictions as set forth in the Award Agreement.

2.40         “Restricted Stock Unit” means an Award granted pursuant to Section 8.3 hereof and shall be evidenced by a bookkeeping entry representing the equivalent of one Share.

2.41         “Section 409A Compliance” shall have the meaning assigned to it in Section 10.6 hereof.

2.42         “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.43         “Share” means a share of Common Stock.

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2.44         “Stock Appreciation Right” or “SAR” means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of Shares on the date the SAR is exercised over the grant price of the SAR, as set forth in the applicable Award Agreement.

2.45         “Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3.                         SHARES SUBJECT TO THE PLAN

3.1           Number of Shares.

(a)           Separate Share Pools. Subject to Article 11 and Section Error! Reference source not found. hereof, the aggregate number of Shares which may be issued or transferred pursuant to Awards, including upon the exercise of Incentive Stock Options, under the Plan shall be 9,900,000 Shares, which shall be comprised of the following two pools of Shares:

(i)           6,800,000 Shares, which represents the number of Shares reserved for the grant of Awards under the Plan immediately prior to the effective date of the amendment and restatement of the Plan set forth in Section 13.2 hereof, of which 940,631 Shares remained available as of February 19, 2014 (the “Prior Pool”), and

(ii)           3,100,000 Shares, which represents the number of Shares by which the share reserve was increased as of the effective date of the amendment and restatement of the Plan set forth in Section 13.2 hereof (the “New Pool”).

(b)           Share Reserve Counting. Shares that are subject to Awards granted under the Plan shall be counted against Shares available for grant under the Plan in accordance with the provisions of this Section 3.1(b).

(i)           Prior Pool Share Counting. Any Shares that are subject to Awards granted under the Prior Pool will be counted against the maximum limit set forth in Section 3.1(a) in accordance with the following: Shares that are subject to Options and SARs shall be counted as one (1) Share for every one (1) Share subject to the granted Award; and Shares that are subject to Full Value Awards (i.e., not Options or SARs) shall be counted as one and fifty-five hundredths (1.55) Shares for every one (1) Share subject to the granted Award.

(ii)           New Pool Share Counting. Any Shares that are subject to each type of Award granted under the New Pool shall be counted against the maximum limit set forth in Section 3.1(a) as one (1) Share for every one (1) Share subject to the granted Award.

(c)           Shares Reissuable Under Plan. To the extent that an Award terminates, expires, lapses for any reason, or is settled in cash, any Shares subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Any Shares that become available for the grant of Awards pursuant to this Section 3.1(c) shall be added back in accordance with the following:

(i)           Prior Pool. For Awards granted under the Prior Pool, the Shares will be added back to the Prior Pool as one (1) Share if such Shares were subject to Options or SARs and as one and fifty-five hundredths (1.55) Shares if such Shares were subject to Full Value Awards;

(ii)           New Pool. For Awards granted under the New Pool, the Shares will be added back to the New Pool as one (1) Share for each Share subject to each type of Award.

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(d)           Shares Not Counted Against Share Pool Reserve. To the extent permitted by applicable law and/or any exchange rule, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not be counted against Shares available for grant pursuant to this Plan. The payment of Dividend Equivalent Rights in cash in conjunction with any outstanding Awards shall not be counted against the Shares available for issuance under the Plan.

(e)           Shares Not Reissuable Under Plan. Notwithstanding the foregoing, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a): (i) Any Shares tendered by a Participant or withheld by the Company to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Award and (iii) Shares repurchased by the Company on the open market with the proceeds of the exercise price from Options. Notwithstanding the provisions of this Section Error! Reference source not found., no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

3.2           Shares Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares or Shares purchased on the open market.

3.3           Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of Shares with respect to one or more Awards that may be granted to any one Participant during any calendar year shall be 1,000,000 Shares and where an Award is intended to comply with Section 162(m) of the Code, the maximum amount that may be paid in cash during any calendar year with respect to any Award shall be $30,000,000.

ARTICLE 4.          ELIGIBILITY AND PARTICIPATION

4.1           Eligibility. Each Eligible Individual shall be eligible to be granted one or more Awards pursuant to the Plan. An Eligible Individual who is subject to taxation in the U.S. and who is a service provider to an Affiliate may be granted Options or SARs under this Plan only if the Affiliate qualifies as an “eligible issuer of service recipient stock” within the meaning of §1.409A-1(b)(5)(iii)(E) of the Treasury Regulations promulgated under Section 409A of the Code.

4.2           Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right to be granted an Award pursuant to this Plan and the grant of an Award to an Eligible Individual shall not imply any entitlement to receive future Awards.

ARTICLE 5.          STOCK OPTIONS

5.1           General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a)           Exercise Price. The exercise price per Share subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that, subject to Section 5.2(c) hereof, the per Share exercise price for any Option shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

(b)           Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

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(c)           Payment. The Committee shall determine the methods by which the exercise price of an Option may be paid, potentially including the following methods: (i) cash or check, (ii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Committee may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender of attestation equal to the aggregate exercise price of the Shares as to which the Award shall be exercised, (iii) promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, (iv) other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), or (v) any combination of the foregoing methods of payment. The Award Agreement will specify the methods of paying the exercise price available to Participants. The Committee shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option, or continue any extension of credit with respect to the exercise price of an Option with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

(d)           Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2           Incentive Stock Options. Incentive Stock Options shall be granted only to Employees of the Company or any Subsidiary, and the terms of any Incentive Stock Options granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a)           Expiration. Subject to Section 5.2(c) hereof, an Incentive Stock Option shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i)           Ten years from the date it is granted, unless an earlier time is set in the Award Agreement;

(ii)          Three months after the Participant’s termination of employment as an Employee; and

(iii)         One year after the date of the Participant’s termination of employment or service on account of death, or Disability within the meaning of Section 22(e)(3) of the Code. Upon the Participant’s Disability or death, any Incentive Stock Options exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

(b)           Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all Shares with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)           Ten Percent Owners. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Shares of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)           Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of Shares acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such Shares to the Participant.

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(e)           Right to Exercise. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

(f)           Failure to Meet Requirements. Any Option (or portion thereof) purported to be an Incentive Stock Option, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

ARTICLE 6.                         RESTRICTED STOCK AWARDS

6.1           Grant of Restricted Stock. The Committee is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by an Award Agreement.

6.2           Purchase Price. At the time of the grant of an Award of Restricted Stock, the Committee shall determine the price, if any, to be paid by the Participant for each Share subject to the Award of Restricted Stock. To the extent required by applicable law, the price to be paid by the Participant for each Share subject to the Award of Restricted Stock shall not be less than the par value of a Share (or such higher amount required by applicable law). The purchase price of Shares acquired pursuant to the Award of Restricted Stock shall be paid either: (i) in cash at the time of purchase; (ii) at the sole discretion of the Committee, by services rendered or to be rendered to the Company or a Subsidiary or Affiliate; or (iii) in any other form of legal consideration that may be acceptable to the Committee in its sole discretion and in compliance with applicable law.

6.3           Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

6.4           Forfeiture. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

6.5           Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7.                         STOCK APPRECIATION RIGHTS

7.1           Grant of Stock Appreciation Rights.

(a)           A Stock Appreciation Right may be granted to any Eligible Individual selected by the Committee. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any Stock Appreciation Right shall not exceed ten years.

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(b)           A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of the Shares on the date the Stock Appreciation Right is exercised over (B) the grant price of the Stock Appreciation Right and (ii) the number of Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations the Committee may impose.

(c)           Grant Price. The grant price per Share subject to a Stock Appreciation Right shall be determined by the Committee and set forth in the Award Agreement; provided that, the per Share grant price for any Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant.

7.2           Payment and Limitations on Exercise.

(a)           Subject to Section 7.2(b) hereof, payment of the amounts determined under Section 7.1(b) hereof shall be in cash, in Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

(b)           To the extent any payment under Section 7.1(b) hereof is effected in Shares, it shall be made subject to satisfaction of all applicable provisions of Article 5 pertaining to Options.

ARTICLE 8.                          OTHER TYPES OF AWARDS

8.1           Performance Share Awards. Any Eligible Individual selected by the Committee may be granted one or more Awards of Performance Shares which shall be denominated in a number of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. The Committee may authorize Dividend Equivalents to be paid on outstanding Performance Share Awards. If Dividend Equivalents are authorized to be paid, they may be paid at the time dividends are declared on the Shares or at the time the awards vest and they may be paid in either cash or Shares or any combination of cash and Shares, as determined in the discretion of the Committee.

8.2           Performance Stock Units. Any Eligible Individual selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in unit equivalent of Shares and/or units of value including dollar value of Shares and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant. On the vesting date, the Company shall, subject to Section 10.5(a), transfer to the Participant one unrestricted, fully transferable Share for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion. The Committee may authorize Dividend Equivalents to be paid on outstanding Performance Stock Units. If Dividend Equivalents are authorized to be paid, they may be paid at the time dividends are declared on the Shares or at the time the awards vest and they may be paid in either cash or Shares or any combination of cash and Shares, as determined in the discretion of the Committee.

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8.3           Restricted Stock Units. The Committee is authorized to make Awards of Restricted Stock Units to any Eligible Individual selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. The vesting conditions may be based on the passage of time or the attainment of performance-based conditions. On the settlement date, the Company shall, subject to Section 10.5(a) hereof and satisfaction of applicable withholding taxes (as further set forth in Section 15.3 hereof), transfer to the Participant one unrestricted, fully transferable Share for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of Shares that would have been issued) or any combination of cash and Shares, as determined by the Committee, in its sole discretion, in either case, less applicable withholding taxes (as further set forth in Section 15.3 hereof). The Committee may authorize Dividend Equivalents to be paid on outstanding Restricted Stock Units. If Dividend Equivalents are authorized to be paid, they may be paid at the time dividends are declared on the Shares or at the time the awards vest and they may be paid in either cash or Shares or any combination of cash and Shares, as determined in the discretion of the Committee.

8.4           Other Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other right with the value derived from the value of the Shares. The Committee may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

8.5           Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8 shall be set by the Committee in its discretion.

8.6           Exercise or Purchase Price. The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Award granted pursuant to this Article 8; provided, however, that such price shall not be less than the par value of a Share on the date of grant, unless otherwise permitted by applicable state law.

8.7           Exercise upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Restricted Stock Units and any other Awards granted pursuant to this Article 8 shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8 may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant’s retirement, death or Disability, or otherwise; provided, however, that any such provision with respect to Performance Shares or Performance Stock Units shall be subject to the requirements of Section 162(m) of the Code if such Performance Shares or Performance Stock Units are granted as Qualified Performance-Based Compensation.

8.8           Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Shares or a combination of both, as determined by the Committee.

8.9           Award Agreement. All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by an Award Agreement.

8.10           Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Shares, Performance Stock Units, Restricted Stock Units or any other Award granted pursuant to this Article 8, which shall be no earlier than the vesting date(s) applicable to the relevant Award, or it may be deferred to any later date to the extent and under the terms determined by the Committee, subject to compliance with Section 409A of the Code. Until an Award granted pursuant to this Article 8 has been settled, the number of Shares subject to the Award shall be subject to adjustment pursuant to Article 11 hereof.

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ARTICLE 9.          PERFORMANCE-BASED AWARDS FOR COVERED EMPLOYEES

9.1           Purpose. The purpose of this Article 9 is to provide the Committee the ability to qualify Awards other than Options and SARs and that are granted pursuant to Articles 6 and 8 as Qualified Performance-Based Compensation. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

9.2           Applicability. This Article 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards that are intended to qualify as Qualified Performance-Based Compensation. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

9.3           Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 or 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

9.4           Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary or Affiliate on the day a Performance-Based Award for the appropriate Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

9.5           Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10.        PROVISIONS APPLICABLE TO AWARDS

10.1         Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

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10.2         Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

10.3         Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary or Affiliate, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary or Affiliate. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Independent Directors). The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including, but not limited to, members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s termination of employment or service with the Company or a Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

10.4         Beneficiaries. Notwithstanding Section 10.3 hereof, a Participant may, if permitted by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than 50% of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

10.5     Stock Certificates; Book Entry Procedures.

(a)           Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing Shares pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded. All certificates evidencing Shares delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state local, securities or other laws, including laws of jurisdictions outside of the United States, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Committee may place legends on any certificate evidencing Shares to reference restrictions applicable to the Shares. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

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(b)           Notwithstanding any other provision of the Plan, unless otherwise determined by the Committee or required by any applicable law, rule or regulation, the Company shall not deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

10.6         Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of Shares under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that will not cause any person to incur taxes, interest or penalties under Section 409A of the Code (“Section 409A Compliance”).

10.7         Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

ARTICLE 11.        CHANGES IN CAPITAL STRUCTURE

11.1         Adjustments.

(a)          In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the Shares or the price of the Shares other than an Equity Restructuring, the Committee shall make such adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such change with respect to (a) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof); (b) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (c) the grant or exercise price per Share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b)          In the event of any transaction or event described in Section 11.1(a) hereof or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant’s request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i)           To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1 the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

(ii)          To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

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(iii)        To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards;

(iv)        To provide that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

(v)         To provide that the Award cannot vest, be exercised or become payable after such event.

(c)           In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 11.1(a) and 11.1(b) hereof:

(i)          The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted. The adjustments provided under this Section 11.1(c)(i) shall be nondiscretionary and shall be final and binding on the affected Participant and the Company.

(ii)         The Committee shall make such equitable adjustments, if any, as the Committee in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3 hereof).

11.2        Change in Control.

(a)           Notwithstanding Section 11.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant’s Awards are not converted, assumed, or replaced by a successor or survivor corporation, or a parent or subsidiary thereof, then immediately prior to the Change in Control such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse and, following the consummation of such Change in Control, all such Awards shall terminate and cease to be outstanding. In the event that the terms of any agreement (other than the Award Agreement) between the Company or any Subsidiary or Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 11.2(a), this Section 11.2(a) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(b)           The Committee may at any time, subject to Section 10.6, provide that one or more Awards will automatically accelerate in connection with a Change in Control, whether or not those Awards are assumed or otherwise continue in full force and effect. In addition, where Awards are assumed or continued after a Change of Control, the Committee may provide that one or more Awards will automatically accelerate upon an Involuntary Termination of the Participant’s employment or service within a designated period (not to exceed eighteen (18) months) following the effective date of such Change in Control. Any such Award shall accordingly, immediately prior to the effective date of such Change in Control or upon an Involuntary Termination of the Participant’s employment or service following a Change in Control (at the Committee’s discretion), become fully exercisable and all forfeiture restrictions on such Award shall lapse.

(c)           Upon a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including, but not limited to, the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine.

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(d)           The portion of any Incentive Stock Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Statutory Option under the U.S. federal tax laws.

11.3         No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Shares of any class, the payment of any dividend, any increase or decrease in the number of Shares of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an Award or the grant or the exercise price of any Award.

ARTICLE 12.        ADMINISTRATION

12.1         Committee. Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term “Committee” as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, may delegate administration of the Plan to a Committee consisting of two or more members of the Board. Unless otherwise determined by the Board, the Committee shall consist solely of two or more members of the Board each of whom is an “outside director,” within the meaning of Section 162(m) of the Code, a Non-Employee Director and an “independent director” under the NASDAQ rules (or other principal securities market on which Shares are traded); provided that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.1 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and for purposes of such Awards the term “Committee” as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 12.5 hereof. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment; Committee members may resign at any time by delivering written notice to the Board; and vacancies in the Committee may only be filled by the Board.

12.2         Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary or Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.3         Authority of Committee. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

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(d)           Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards intended to qualify as Qualified Performance Based-Compensation, except as permitted under Section 162(m) of the Code;

(e)           Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f)            Prescribe the form of each Award Agreement, which need not be identical for each Participant and may vary for Participants outside the United States;

(g)           Decide all other matters that must be determined in connection with an Award;

(h)           Establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan for the purposes of complying with foreign laws and/or taking advantage of tax favorable treatment for Awards granted to Participants outside the United States, as it may deem necessary or advisable to administer the Plan;

(i)            To suspend or terminate the Plan at any time provided that such suspension or termination does not impair rights and obligations under any outstanding Award without written consent of the affected Participant.

(j)            Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

(k)           Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

12.4         Decisions Binding. The Committee’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

12.5         Delegation of Authority. To the extent permitted by applicable law, the Board may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) Employees who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or Directors) to whom authority to grant or amend Awards has been delegated hereunder. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations, including in jurisdictions outside the United States. Any delegation hereunder shall be subject to the restrictions and limits that the Board specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board.

ARTICLE 13.        PLAN HISTORY AND EXPIRATION DATE

13.1         Plan History. The Plan became effective on April 23, 2009, the date the Plan was initially approved by the Company’s stockholders. The Plan was subsequently amended and restated, effective as of [●], 2014.

13.2         Expiration Date. The Plan will continue in effect until it is terminated by the Board pursuant to Section 14.1 hereof, except that no Incentive Stock Options may be granted under the Plan after the tenth anniversary of January 23, 2014. Any Awards that are outstanding on the date the Plan terminates shall remain in force according to the terms of the Plan and the applicable Award Agreement.

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ARTICLE 14.        AMENDMENT, MODIFICATION, AND TERMINATION

14.1         Amendment, Modification, and Termination. Subject to Section 15.14 hereof, with the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval shall be required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 11), or (ii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option or SAR may be amended to reduce the per share exercise price of the shares subject to such Option or SAR below the per share exercise price as of the date the Option or SAR is granted and, except as permitted by Article 11, (a) no Option or SAR may be granted in exchange for, or in connection with the cancellation, surrender or substitution of an Option or SAR having a higher per share exercise price and (b) no Option or SAR may be cancelled in exchange for, or in connection with, the payment of a cash amount or another Award at a time when the Option or SAR has a per share exercise price that is higher than the Fair Market Value of a Share.

14.2         Awards Previously Granted. Except with respect to amendments made or other actions taken pursuant to Section 15.14 hereof or any amendment or other action with respect to an outstanding Award that may be required or desirable to comply with applicable law, as determined in the sole discretion of the Committee, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 15.        GENERAL PROVISIONS

15.1         No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

15.2         No Stockholders Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award, including the right to vote or receive dividends, until the Participant becomes the record owner of such Shares, notwithstanding the exercise of an Option or other Award.

15.3         Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, and local taxes and taxes imposed by jurisdictions outside of the United States (including income tax, social insurance contributions, payment on account and any other taxes that may be due) that the Company or a Subsidiary or Affiliate determines are required to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan or to take such other action as may be necessary in the opinion of the Company or a Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes. The Committee may in its discretion and in satisfaction of the foregoing requirement allow the Company to withhold, or allow a Participant to elect to have the Company withhold, Shares otherwise issuable under an Award (or allow the return of Shares) having a Fair Market Value equal to the sums required to be withheld. No Shares shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under this Plan.

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15.4         No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate.

15.5         Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.

15.6         Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.7         Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

15.8         Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

15.9         Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

15.10       Fractional Shares. No fractional Shares shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.11       Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

15.12       Government and Other Regulations. The obligation of the Company to make payment of awards in Shares or otherwise shall be subject to all applicable laws, rules, and regulations of the United States and jurisdictions outside the United States, and to such approvals by government agencies, including government agencies in jurisdictions outside of the United States, in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver evidence of title for Shares subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Shares under any applicable law in the United States or in a jurisdiction outside of the United States or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained and shall constitute circumstances in which the Committee may determine to amend or cancel Awards pertaining to such Shares, with or without consideration to the affected Participant. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. If the Shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, as amended, the Company may restrict the transfer of such Shares in such manner as it deems advisable to ensure the availability of any such exemption.

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15.13       Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Texas.

15.14       Section 409A. Except as provided in Section 15.15 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date an Award is granted the Committee determines that the Award may be subject to Section 409A of the Code and related Department of Treasury guidance(including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under an Award, in each case, without the consent of the Participant, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical.

15.15       No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (1) qualify an Award for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States (e.g., incentive stock options under Section 422 of the Code or French-qualified stock options) or (2) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Section 15.14 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. Nothing in this Plan or in an Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if the Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Committee with respect thereto.

15.16       Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws. In addition, the Committee may impose such other clawback, recovery or recoupment provisions on an Award as the Committee determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired Shares or other cash or property upon the occurrence of cause (as determined by the Committee).

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Appendix IV: 2009 Employee Stock Purchase Plan

SILICON LABORATORIES INC.
2009 EMPLOYEE STOCK PURCHASE PLAN
(as Amended and Restated on [●], 2014)

I.	PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of Silicon Laboratories Inc., a Delaware corporation, by providing Eligible Employees with the opportunity to acquire a proprietary interest in the Corporation through participation in an employee stock purchase plan designed to qualify under Section 423 of the Code, although the Corporation makes no undertaking nor representation to maintain such qualification. In addition, this Plan authorizes the grant of rights to purchase Common Stock under a Non-423(b) Plan which do not qualify under Section 423(b) of the Code, pursuant to rules, procedures or sub-plans adopted by the Board or Plan Administrator which are designed to achieve tax, securities law or other of the Corporation’s compliance objectives in particular locations outside the United States. This Plan shall govern the terms and conditions of grants made under both the Code Section 423(b) Plan component and the Non-423(b) Plan component.

Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

II.	ADMINISTRATION OF THE PLAN

The Plan Administrator shall have the sole and plenary authority to administer the Plan, including, without limitation, the full authority to interpret and construe any provision of the Plan and, for the grant of rights to purchase Common Stock under the Code Section 423(b) Plan, to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code. The Plan Administrator may from time to time grant or provide for the grant of rights to purchase Common Stock under the Non-423(b) Plan. If such grants are intended to be made under the Non-423(b) Plan, they will be designated as such at the time of grant and such grants may not comply with the requirements set forth under Section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. The Plan Administrator may from time to time delegate its authority to administer the Plan to one or more officers of the Company, unless constrained by applicable law.

III.	STOCK SUBJECT TO PLAN

A.           The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. Subject to Article III (B) below, the maximum number of shares of Common Stock which may be issued in the aggregate under the Plan shall be 1,700,000 shares.

B.            Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to the maximum number and class of securities issuable in the aggregate under the Plan, (ii) the maximum number and class of securities purchasable per Participant and in the aggregate on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

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IV.	OFFERING PERIODS

A.           Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods, the first of which began on the last business day in April2010. Unless prior to the commencement of an offering period, the Plan Administrator determines that an offering period shall be of a different duration (not to exceed twenty-seven (27) months), each offering period shall be twenty-four (24) months, subject to any automatic reset (as described in Article IV(D) hereof). Subsequent offering periods shall commence as designated by the Plan Administrator. The Plan Administrator shall also have the authority to establish additional or alternative sequential or overlapping offering periods, a different duration for one or more offerings or offering periods or different commencement dates for such offering periods with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first offering period to be affected thereafter, provided that no offering period shall have a duration exceeding twenty-seven (27) months.

B.            Each offering period shall be comprised of a series of one or more successive and/or overlapping Purchase Intervals having such durations as may be established by the Plan Administrator. Unless otherwise provided by the Plan Administrator, Purchase Intervals shall run from the last business day in April each year to the last business day in October of the same year and from the last business day in October each year to the last business day in April of the following year.

C.            Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on that day, following such Purchase. The new offering period shall have a duration of twenty-four (24) months, unless a shorter duration is established by the Plan Administrator within thirty (30) calendar days following the start date of that offering period.

D.           Unless otherwise specified by the Plan Administrator, each offering to Eligible Employees of each Participating Corporation shall be deemed a separate offering, even if the dates and other terms of the applicable offering periods of each such offering are identical and the provisions of the Plan will separately apply to each offering. To the extent permitted by U.S. Treasury Regulation Section 1.423-2(a)(1), the terms of each separate offering need not be identical, provided that the terms of the Plan and an offering together satisfy U.S. Treasury Regulation Section 1.423-2(a)(2) and (a)(3).

V.	ELIGIBILITY

A.            Each individual who is an Eligible Employee on the start date of an offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

B.            Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

C.            The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

D.            To participate in the Plan for a particular offering period, the Eligible Employee must complete (either through the Corporation’s online Plan enrollment process or in paper form) the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and follow any procedures for enrollment in the Plan as may be established by the Corporation from time to time on or before his or her scheduled Entry Date. Once an Eligible Employee has enrolled in an offering period, his or her enrollment will remain in effect through subsequent offering periods on the terms then in effect unless the Eligible Employee withdraws from the Plan or ceases to be an Eligible Employee.

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VI.	PAYROLL DEDUCTIONS

A.           Except as otherwise provided by the Plan Administrator prior to the commencement of an offering period, the payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Participant’s Base Salary during each Purchase Interval within that offering period, up to a maximum equal to the lesser of (i) twenty-five percent (25%) of the Participant’s Base Salary per pay-period during the applicable Purchase Interval and (ii) one hundred percent (100%) of the Participant’s Base Salary that remains after subtracting all other amounts that are to be deducted or withheld from the Participant’s Base Salary during such pay-period in the Purchase Interval, provided, however, that a lesser amount of the Participant’s remaining Base Salary may be deducted if required to comply with applicable local law. The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i)           The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after completing an amended enrollment form (either through the Corporation’s online Plan enrollment process or in paper form). The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii)          The Participant may, at any time prior to the third business day preceding the commencement of any new Purchase Interval within the offering period (or within such other period as the Plan Administrator may determine), increase the rate of his or her payroll deduction by completing an amended enrollment form (either through the Corporation’s online Plan enrollment process or in paper form). The new rate (which may not exceed the twenty-five percent (25%) maximum) shall become effective on the start date of the first Purchase Interval following the completion of such form (either through the Corporation’s online Plan enrollment process or in paper form).

B.            Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account, unless payment of interest is required under local law in which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations. The amounts collected from the Participant shall not be required to be held in any segregated account, unless otherwise required under local law (in which case, such rights will be granted under the Non-423(b) Plan if necessary), or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

C.            Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D.            The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

E.            For rights to purchase Common Stock granted under the Non-423(b) Plan, if payroll deductions are not permitted under local law, as determined by the Corporation, Participants may be permitted to contribute to the Plan by an alternative method, as determined by the Corporation. Alternate methods of contribution may be permitted for purchase rights granted under the Code Section 423(b) Plan to the extent permissible under Code Section 423.

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VII.	PURCHASE RIGHTS

A.            Grant of Purchase Right. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

B.            Exercise of the Purchase Right and Delivery of Shares. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date. As soon as reasonably practicable after each Purchase Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her purchase rights in a form determined by the Plan Administrator (in its sole discretion) and pursuant to rules established by the Plan Administrator. The Company may permit or require that shares of Common Stock be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares of Common Stock be retained with such broker or agent for a designated period of time, and/or may establish procedures to permit tracking of dispositions of shares.

C.            Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be established by the Plan Administrator; provided however, that such purchase price shall not be less than eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. Subject to adjustment as provided in Article III (B) or Article X below, the purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D.            Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, except as otherwise provided by the Plan Administrator prior to the commencement of an offering period, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date during such offering period shall not exceed Four Hundred (400) shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable in the aggregate by all Participants on any one Purchase Date under the Plan shall not exceed Three Hundred Thousand (300,000) shares (or such other number designated by the Plan Administrator), subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. Should the total number of shares of Common Stock to be purchased by all Participants pursuant to outstanding purchase rights on any particular date exceed the maximum share limitation set forth in this paragraph, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis.

E.            Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock may be held for the purchase of Common Stock on the next Purchase Date or promptly refunded following the last day of the Purchase Interval. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable on the Purchase Date or for any reason other than as described in the foregoing sentence shall be promptly refunded following the last day of the Purchase Interval.

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F.             Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:

(i)           A Participant may, at any time prior to the third business day preceding the next scheduled Purchase Date in the offering period (or within such other period as the Plan Administrator may determine), withdraw from participation in the Plan by completing the appropriate form with the Plan Administrator (or its designate) and by following any other procedures for withdrawing from the Plan as may be established by the Corporation from time to time, and no further payroll deductions shall be collected from the Participant with respect to the withdrawal. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii)          The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by timely completing the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii)         Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the date that is three (3) business days prior to the Purchase Date of the Purchase Interval in which such leave commences (or such other cut-off date as shall be established by the Plan Administrator), to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date, provided the Participant remains an Eligible Employee on such Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave, unless continuation of payroll deductions or other authorized contributions is required under local law, in which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations. Upon the Participant’s return to active service (i) within ninety (90) days following the commencement of such leave or, (ii) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Corporation or Corporate Affiliate is guaranteed by either statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began. However, should the Participant’s leave of absence exceed ninety (90) days and his or her re-employment rights not be guaranteed by either statute or contract, then the Participant’s status as an Eligible Employee will be deemed to terminate on the ninety-first (91st) day of that leave, and such Participant’s purchase right for the offering period in which that leave began shall thereupon terminate. An individual who returns to active employment following such a leave shall be treated as a new Eligible Employee for purposes of the Plan and must, in order to resume participation in the Plan, re-enroll in the Plan (by timely completing the prescribed enrollment forms (either through the Corporation’s online Plan enrollment process or in paper form)) on or before his or her scheduled Entry Date into the offering period, unless a re-enrollment requirement would be contrary to local law, in which case the purchase rights will be granted under the Non-423(b) Plan, if necessary under applicable laws or regulations.

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G.            Change of Control. Each outstanding purchase right shall automatically be exercised, prior to the effective date of any Change of Control on a date determined by the Plan Administrator, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change of Control occurs to the purchase of whole shares of Common Stock at the purchase price per share established by the Plan Administrator for the applicable offering period, treating as the Purchase Date for this purpose the date on which shares are purchased prior to the effective date of such Change of Control The applicable limitation on the number of shares of Common Stock purchasable by all Participants in the aggregate shall not apply to any such purchase.

The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Change of Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change of Control.

H.            Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

I.             Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

J.             Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

K.            Tax Withholding. At the time a Participant’s purchase right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Common Stock he or she acquires under the Plan, the Participant shall make adequate provision for the U.S. federal, state, local and foreign tax withholding obligations, if any, of the Corporation and/or Corporate Affiliate which arise upon exercise of the purchase right or upon such disposition of shares, respectively. The Corporation and/or the Corporate Affiliate may, but shall not be obligated to, withhold from the Participant’s compensation or any other payments due the Participant the amount necessary to meet such withholding obligations or withhold from the proceeds of the sale of shares of Common Stock or any other method of withholding the Corporation and/or the Corporate Affiliate deems appropriate. The Corporation and/or the Corporate Affiliate shall have the right to take such other action as may be necessary in the opinion of the Corporation or a Corporate Affiliate to satisfy withholding obligations for such taxes.

L.            Transfer of Employment. For purposes of the Plan, the Participant’s employment relationship shall be treated as continuing intact upon a transfer between locations of a Participating Corporation or upon a transfer of employment from one Participating Corporation to another Participating Corporation that are each participating in the Code Section 423(b) Plan. The Plan Administrator may establish other rules to govern transfers of employment between Participating Corporations and between a Participating Corporation in the Code Section 423(b) Plan and a Participating Corporation in the Non-423(b)Plan (or vice versa), consistent with the requirements of Section 423 of the Code, as amended, and the terms of the Plan.

VIII.	ACCRUAL LIMITATIONS

A.           No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding. The requirements set forth under this provision will be interpreted and applied to comply with current requirements under Code Section 423.

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B.           If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions shall automatically be discontinued and shall resume at the beginning of the first offering period in the next calendar year (if the Participant is then an Eligible Employee).

C.           In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

IX.	EFFECTIVE DATE, TERM OF THE PLAN AND COMPLIANCE WITH LAWS

A.           The Plan was initially approved by the stockholders of the Corporation on April 23, 2009 and became effective on April 30, 2010. The inability of the Corporation to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Corporation’s legal counsel to be necessary for the lawful issuance and sale of any shares under the Plan shall relieve the Corporation of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a purchase right, the Corporation may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Corporation.

B.           Unless sooner terminated by the Board, in its sole discretion, the Plan shall terminate upon the earlier of (i) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (ii) the date on which all purchase rights are exercised in connection with a Change of Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

X.	AMENDMENT/TERMINATION OF THE PLAN

A.           The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary the Board or the Plan Administrator, as applicable, determines that such amendment or termination of the Plan is in the best interests of the Corporation and its stockholders. Such actions by the Board may include, without limitation, (i) termination of the Plan or any offering period or Purchase Interval, (ii) acceleration of the Purchase Date of any Purchase Interval, (iii) reduction of the discount or change in the method of determining the purchase price in any Purchase Interval or offering period (e.g., by determining the purchase price solely on the basis of the Fair Market Value on the Purchase Date), (iv) reduction in the maximum number of shares that may be purchased by any Participant or in the aggregate by all Participants on any Purchase Date or (v) any combination of the foregoing actions.

B.           To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Corporation shall obtain shareholder approval for such amendment or termination in such a manner and to such a degree as required.

XI.	RULES FOR FOREIGN JURISDICTIONS

A.           The Board or Plan Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Board or Plan Administrator is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local requirements.

B.           The Board or Plan Administrator may also adopt rules, procedures or sub-plans applicable to particular Participating Corporations or locations under the Plan. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Article III (A), but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.

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XII.	GENERAL PROVISIONS

A.           Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

B.           The Code Section 423(b) Plan is exempt from the application of Section 409A. The Non-423(b) Plan is intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Except as provided in Article XII (C) hereof, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Plan Administrator determines that a purchase right or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the purchase right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date the Plan became effective. Anything in the foregoing to the contrary notwithstanding, the Corporation shall have no liability to a Participant or any other party if the purchase right that is intended to be exempt from, or compliant with, Section 409A of the Code is not so exempt or compliant or for any action taken by the Committee with respect thereto.

C.           Although the Corporation may endeavor to (1) qualify a purchase right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (2) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Corporation makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in this Plan, including Article XII (B) hereof, notwithstanding. The Corporation shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

D.           All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

E.            The provisions of the Plan shall be governed by the laws of the State of Texas without regard to that State’s conflict-of-laws rules.

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Schedule A

Participating Corporations under the
2009 Employee Stock Purchase Plan
As of the effective date of the Amendment and Restatement

I.           Code Section 423(b) Plan Participating Corporations

             Silicon Laboratories Inc.

II.          Non-423(b) Plan Participating Corporations

             Silicon Laboratories UK Limited

             Silicon Laboratories International Pte. Ltd.

             Silicon Laboratories Norway A.S.

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APPENDIX TO THE SILICON LABORATORIES INC.
2009 EMPLOYEE STOCK PURCHASE PLAN

The following definitions shall be in effect under the Plan:

A.           Base Salary shall mean the regular base salary or wages, overtime payments and shift premiums paid to a Participant by one or more Participating Corporations during such individual’s period of participation in one or more offering periods under the Plan and shall be calculated before deduction of (i) any income or employment tax withholdings or (ii) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. Base Salary shall not include (i) any bonuses, commissions, profit-sharing distributions or other incentive-type payments, (ii) any contributions made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Base Salary) or (iii) 13th/14th month payments or similar concepts under local law or any other similar compensation.

B.            Board shall mean the Corporation’s Board of Directors.

C.            Change of Control shall mean and includes each of the following:

(i)         A transaction or series of transactions (other than an offering of the Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Corporation, any of its subsidiaries, an employee benefit plan maintained by the Corporation or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Corporation possessing more than 50% of the total combined voting power of the Corporation’s securities outstanding immediately after such acquisition; or

(ii)        During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Corporation to effect a transaction described in Section C (i) or Section C (iii) hereof) whose election by the Board or nomination for election by the Corporation’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

(iii)       The consummation by the Corporation (whether directly involving the Corporation or indirectly involving the Corporation through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Corporation’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

  a.   Which results in the Corporation’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Corporation or the person that, as a result of the transaction, controls, directly or indirectly, the Corporation or owns, directly or indirectly, all or substantially all of the Corporation’s assets or otherwise succeeds to the business of the Corporation (the Corporation or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

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  b.   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section C (iii) (b) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Corporation prior to the consummation of the transaction; or

(iv)       The Corporation’s stockholders approve a liquidation or dissolution of the Corporation.

Notwithstanding anything to the contrary in the foregoing, a transaction shall not constitute a Change of Control if it is effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Corporation is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Corporation remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Corporation’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Corporation in substantially the same proportions of their ownership after the transaction.

The Board shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Corporation has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

D.            Code shall mean the U.S. Internal Revenue Code of 1986, as amended.

E.            Code Section 423(b) Plan shall mean an employee stock purchase plan which is designed to meet the requirements set forth in Section 423(b) of the Code, as amended. The provisions of the Code Section 423(b) Plan shall be construed, administered and enforced in accordance with Section 423(b).

F.            Common Stock shall mean the Corporation’s common stock.

G.            Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

H.            Corporation shall mean Silicon Laboratories Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Silicon Laboratories Inc. which shall by appropriate action adopt the Plan.

I.              Exchange Act means the U.S. Securities Exchange Act of 1934, as amended.

J.             Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year. For rights to purchase Common Stock granted under the Non-423(b) Plan or under a separate offering under the Code Section 423(b) Plan, Eligible Employee shall also mean any other employee of a Participating Corporation to the extent that local law requires participation in the Plan to be extended to such employee, as determined by the Corporation.

K.            Entry Date shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan.

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L.            Fair Market Value per share of Common Stock on any relevant date shall be determined as of the “Applicable Date” (as defined below) in accordance with the following provisions:

(i)           If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the Applicable Date on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the Applicable Date, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)          In the absence of an established market for the shares of Common Stock, the Fair Market Value established by the Plan Administrator acting in good faith.

For the purposes of this provision, the “Applicable Date” shall be (a) with respect to any Entry Date, the last business day immediately preceding the Entry Date and (b) with respect to any Purchase Date, such Purchase Date.

M.           1933 Act shall mean the U.S. Securities Act of 1933, as amended.

N.            Non-423(b) Plan shall mean an employee stock purchase plan which is not required to meet the requirements set forth in Section 423(b) of the Code, as amended.

O.           Participant shall mean any Eligible Employee of a Participating Corporation who is participating in the Plan.

P.            Participating Corporations shall mean the Corporation and such Corporate Affiliates as may be authorized from time to time by the Board to participate in the Plan. The Board may determine that some Participating Corporations shall be designated to participate in the Non-423(b) Plan. The Participating Corporations in the Code Section 423(b) Plan and in the Non-423(b) Plan are listed in attached Schedule A.

Q.           Plan shall mean the Corporation’s 2009 Employee Stock Purchase Plan, as set forth in this document, as amended from time to time, which includes a Code Section 423(b) Plan and a Non-423(b) Plan component.

R.            Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan or any officer or officers to whom authority to administer the Plan has been delegated pursuant to Article II.

S.            Purchase Date shall mean the last business day of each Purchase Interval.

T.            Purchase Interval shall mean each successive six (6)-month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

U.           Semi-Annual Entry Date shall mean the last business day in April and October each year (or such other days as may be established by the Plan Administrator) on which an Eligible Employee may first enter an offering period.

V.            Stock Exchange shall mean NASDAQ or the New York Stock Exchange.

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PLAN HISTORY

January 29, 2009	Board adopts Plan with a reserve of 1,250,000 shares.

April 23, 2009	Stockholders approve Plan.

January 23, 2014	Board adopts Amended and Restated Plan, increasing the share reserve to 1,700,000 shares.

[●], 2014	Stockholders approve Amended and Restated Plan.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

SILICON LABORATORIES INC. ATTN: CORPORATE SECRETARY 400 WEST CESAR CHAVEZ AUSTIN, TX 78701
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark ”For All Except” and write the number(s) of the nominee(s) on the line below.
			☐	☐	☐

1.	Election of Directors
Nominees

01	Navdeep S. Sooch	02 Laurence G. Walker		03 William P. Wood

The Board of Directors recommends you vote FOR proposals 2 through 6.								For	Against	Abstain

2	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending January 3, 2015.							☐	☐	☐

3	To approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the Company's Proxy Statement.							☐	☐	☐

4	To approve the amendments to the 2009 Stock Incentive Plan.							☐	☐	☐

5	To re-approve the material terms of the 2009 Stock Incentive Plan pursuant to Section 162(m) of the Internal Revenue Code.							☐	☐	☐

6	To approve the amendments to the 2009 Employee Stock Purchase Plan.							☐	☐	☐

NOTE: In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.

For address change/comments, mark here.
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

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Meeting Directions:

For Meeting Directions, Please Call: 512‐232‐0100

The Lady Bird Johnson Wildflower Center is about 12 miles from downtown Austin.

1. Take Loop 1 South (Loop 1 is also known as MOPAC Expressway).

2.Continue South past the traffic light at Slaughter Lane.

3.Turn left at the next traffic light at La Crosse Avenue.

4.The Center is on the right near the end of La Crosse Avenue.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

SILICON LABORATORIES INC. Annual Meeting of Stockholders April 15, 2014 9:30 AM This proxy is solicited by the Board of Directors

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders (the “Annual Meeting”) of Silicon Laboratories Inc. (“Silicon Laboratories”) and the Proxy Statement and hereby appoints Navdeep S. Sooch and G. Tyson Tuttle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Silicon Laboratories that the undersigned is entitled to vote at the Annual Meeting to be held at 9:30 AM, CDT on April 15, 2014, at the Lady Bird Johnson Wildflower Center, 4801 La Crosse Avenue, Austin, Texas 78739, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)
Continued and to be signed on reverse side

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